EXHIBIT 4.1

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                     THE ROYAL BANK OF SCOTLAND GROUP plc,
                                   as Issuer



                                       TO



                             THE BANK OF NEW YORK,
                                   as Trustee



                          ---------------------------




                                   INDENTURE

                         Dated as of November __, 2001




                          ---------------------------




                          Subordinated Debt Securities



===============================================================================

                             DAVIS POLK & WARDWELL

                      THE ROYAL BANK OF SCOTLAND GROUP plc

     Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and Subordinated Debt Securities Indenture, dated November __, 2001.

                                                        Subordinated Debt
Trust Indenture                                             Securities
Act Section                                             Indenture Section
---------------                                         -----------------
ss.310(a)(1)............................................ 6.09
      (a)(2)............................................ 6.09
      (a)(3)............................................ Not Applicable
      (a)(4)............................................ Not Applicable
      (b)............................................... 6.08, 6.10
      (c) .............................................. Not Applicable
ss.311(a)............................................... 6.13
      (b)............................................... 6.13
      (b)(2)............................................ 7.03(a), 7.03(b)
      (c) .............................................. Not Applicable
ss.312(a)............................................... 7.01, 7.02(a)
      (b)............................................... 7.02(b)
      (c) .............................................. 7.02(c)
ss.313(a)............................................... 7.03(a)
      (b)............................................... 7.03(a)
      (c) .............................................. 1.06, 7.03(a)
      (d)............................................... 7.03(b)
ss.314(a)............................................... 7.04, 10.06
      (b)............................................... Not Applicable
      (c)(1)............................................ 1.02
      (c)(2)............................................ 1.02
      (c)(3)............................................ Not Applicable
      (d)............................................... Not Applicable
      (e) .............................................. 1.02
      (f) .............................................. Not Applicable
ss.315(a)............................................... 6.01
      (b)............................................... 6.02, 7.03(a)
      (c) .............................................. 6.01
      (d)............................................... 6.01
      (d)(1)............................................ 6.01
      (d)(2)............................................ 6.01
      (d)(3)............................................ 6.01
      (e) .............................................. 5.14
ss.316(a)(1)(A)......................................... 5.02, 5.12


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                                                        Subordinated Debt
Trust Indenture                                             Securities
Act Section                                             Indenture Section
---------------                                         -----------------
      (a)(l)(B)......................................... 5.13
      (a)(2)............................................ Not Applicable
      (a)(last sentence)................................ 1.01
      (b)............................................... 5.08
ss.317(a)(1)............................................ 5.03
      (a)(2)............................................ 5.04
      (b)............................................... 10.03
ss.318(a)............................................... 1.07

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Subordinated Debt Securities Indenture.


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                               TABLE OF CONTENTS

                             ----------------------
                                                                          PAGE
                                                                          ----
                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.  Definitions..................................................1
SECTION 1.02.  Compliance Certificates and Opinions........................11
SECTION 1.03.  Form of Documents Delivered to Trustee......................11
SECTION 1.04.  Acts of Holders.............................................12
SECTION 1.05.  Notices, Etc. to Trustee and Company........................13
SECTION 1.06.  Notice to Holders; Waiver...................................13
SECTION 1.07.  Conflict with Trust Indenture Act...........................14
SECTION 1.08.  Effect of Headings and Table of Contents....................14
SECTION 1.09.  Successors and Assigns......................................15
SECTION 1.10.  Separability Clause.........................................15
SECTION 1.11.  Benefits of Subordinated Debt Securities Indenture..........15
SECTION 1.12.  Governing Law...............................................15
SECTION 1.13.  Saturdays, Sundays and Legal Holidays.......................15
SECTION 1.14.  Appointment of Agent for Service............................16
SECTION 1.15.  Calculation Agent...........................................16

                                   ARTICLE 2
                        SUBORDINATED DEBT SECURITY FORMS

SECTION 2.01.  Forms Generally.............................................17
SECTION 2.02.  Form of Trustee's Certificate of Authentication.............17

                                   ARTICLE 3
                        THE SUBORDINATED DEBT SECURITIES

SECTION 3.01.  Amount Unlimited; Issuable in Series........................18
SECTION 3.02.  Denominations...............................................21
SECTION 3.03.  Execution, Authentication, Delivery and Dating..............22
SECTION 3.04.  Temporary Subordinated Debt Securities......................23
SECTION 3.05.  Registration, Registration of Transfer and Exchange.........23
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Subordinated Debt
         Securities........................................................28
SECTION 3.07.  Payment; Interest Rights Preserved..........................29
SECTION 3.08.  Persons Deemed Owners.......................................30
SECTION 3.09.  Cancellation................................................30


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                                                                          PAGE
                                                                          ----
SECTION 3.10.  Computation of Interest.....................................31
SECTION 3.11.  Cusip Numbers...............................................31

                                   ARTICLE 4
                           SATISFACTION AND DISCHARGE

SECTION 4.01.  Satisfaction and Discharge of Subordinated Debt Securities
               Indenture...................................................31
SECTION 4.02.  Application of Trust Money..................................33
SECTION 4.03.  Repayment to Company........................................33

                                   ARTICLE 5
                                    REMEDIES

SECTION 5.01.  Events of Default...........................................33
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment..........34
SECTION 5.03.  Defaults; Collection of Indebtedness and Suits for
               Enforcement by Trustee......................................35
SECTION 5.04.  Trustee May File Proofs of Claim............................36
SECTION 5.05.  Trustee May Enforce Claims Without Possession of
               Subordinated Debt Securities................................37
SECTION 5.06.  Application of Money Collected..............................37
SECTION 5.07.  Limitation on Suits.........................................38
SECTION 5.08.  Unconditional Right of Holders to Receive Principal,
               Premium and Interest, if any................................39
SECTION 5.09.  Restoration of Rights and Remedies..........................39
SECTION 5.10.  Rights and Remedies Cumulative..............................39
SECTION 5.11.  Delay or Omission Not Waiver................................40
SECTION 5.12.  Control by Holders..........................................40
SECTION 5.13.  Waiver of past Defaults.....................................40
SECTION 5.14.  Undertaking for Costs.......................................41

                                   ARTICLE 6
                                  THE TRUSTEE

SECTION 6.01.  Certain Duties and Responsibilities.........................41
SECTION 6.02.  Notice of Defaults..........................................42
SECTION 6.03.  Certain Rights of Trustee...................................42
SECTION 6.04.  Not Responsible for Recitals or Issuance of
               Subordinated Debt Securities................................43
SECTION 6.05.  May Hold Subordinated Debt Securities.......................44
SECTION 6.06.  Money Held in Trust.........................................44


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                                                                          PAGE
                                                                          ----
SECTION 6.07.  Compensation and Reimbursement..............................44
SECTION 6.08.  Disqualification; Conflicting Interests.....................45
SECTION 6.09.  Corporate Trustee Required; Eligibility.....................45
SECTION 6.10.  Resignation and Removal; Appointment of Successor...........46
SECTION 6.11.  Acceptance of Appointment by Successor......................48
SECTION 6.12.  Merger, Conversion, Consolidation or Succession
               to Business ................................................49
SECTION 6.13.  Preferential Collection of Claims...........................49
SECTION 6.14.  Appointment of Authenticating Agent.........................50

                                   ARTICLE 7
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.  Company to Furnish Trustee Names and Addresses of Holders...52
SECTION 7.02.  Preservation of Information; Communication to Holders.......52
SECTION 7.03.  Reports by Trustee..........................................53
SECTION 7.04.  Reports by Company..........................................53

                                   ARTICLE 8
                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 8.01.  Company May Consolidate, Etc., Only on Certain Terms........54
SECTION 8.02.  Successor Corporation Substituted...........................55
SECTION 8.03.  Assumption of Obligations...................................55

                                   ARTICLE 9
                            SUPPLEMENTAL INDENTURES

SECTION 9.01.  Supplemental Indentures Without Consent of Holders..........57
SECTION 9.02.  Supplemental Indentures with Consent of Holders.............58
SECTION 9.03.  Execution of Supplemental Indentures........................60
SECTION 9.04.  Effect of Supplemental Indentures...........................60
SECTION 9.05.  Conformity with Trust Indenture Act.........................60
SECTION 9.06.  Reference in Subordinated Debt Securities to Supplemental
               Indentures..................................................60

                                   ARTICLE 10
                                   COVENANTS

SECTION 10.01.  Payment of Principal, Premium, and Interest................61
SECTION 10.02.  Maintenance of Office or Agency............................61


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                                                                          PAGE
                                                                          ----
SECTION 10.03.  Money for Payments to Be Held in Trust.....................62
SECTION 10.04.  Additional Amounts.........................................63
SECTION 10.05.  Corporate Existence........................................65
SECTION 10.06.  Statement as to Compliance.................................66
SECTION 10.07.  Original Issue Document....................................66

                                   ARTICLE 11
                   REDEMPTION OF SUBORDINATED DEBT SECURITIES

SECTION 11.01.  Applicability of Article...................................66
SECTION 11.02.  Election to Redeem; Notice to Trustee......................66
SECTION 11.03.  Selection by Trustee of Subordinated Debt Securities to Be
                Redeemed...................................................66
SECTION 11.04.  Notice of Redemption.......................................67
SECTION 11.05.  Deposit of Redemption Price................................68
SECTION 11.06.  Subordinated Debt Securities Payable on Redemption Date....68
SECTION 11.07.  Subordinated Debt Securities Redeemed in Part..............68
SECTION 11.08.  Optional Redemption Due to Changes in Tax Treatment........69
SECTION 11.09.  Optional Redemption Due to Issuance of Definitive
                Subordinated Debt Securities...............................70

                                   ARTICLE 12
                 SUBORDINATION OF SUBORDINATED DEBT SECURITIES

SECTION 12.01.  Subordinated Debt Securities Subordinate to Claims of
                Senior Creditors...........................................70
SECTION 12.02.  Provisions Solely to Define Relative Rights................71
SECTION 12.03.  Trustee to Effectuate Subordination........................71
SECTION 12.04.  No Waiver of Subordination Provisions......................72
SECTION 12.05.  Notice to Trustee..........................................72
SECTION 12.06.  Reliance on Judicial Order or Certificate of Liquidating
                Agent......................................................73
SECTION 12.07.  Trustee Not Fiduciary for Senior Creditors.................73
SECTION 12.08.  Rights of Trustee as Senior Creditor; Preservation of
                Trustee's Rights...........................................73
SECTION 12.09.  Article Applicable to Paying Agents........................73
SECTION 12.10.  Exchanges Not Deemed Payment...............................74


                                       iv
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                                                                          PAGE
                                                                          ----
                                   ARTICLE 13
                    EXCHANGE OF SUBORDINATED DEBT SECURITIES

SECTION 13.01.  Applicability of Article...................................74
SECTION 13.02.  Election to Exchange; Notice to Trustee....................74
SECTION 13.03.  Notice of Exchange.........................................74
SECTION 13.04.  Deposit of Interest........................................75
SECTION 13.05.  Surrender of Subordinated Debt Securities..................76
SECTION 13.06.  Issuance of Dollar Preference Shares or Exchange
                Securities ................................................76
SECTION 13.07.  Effect of Exchange.........................................77
SECTION 13.08.  Validity of Dollar Preference Shares or Exchange
                Securities ................................................77
SECTION 13.09.  Legal and Regulatory Compliance............................78
SECTION 13.10.  Taxes and Charges..........................................79
SECTION 13.11.  Trustee Not Liable.........................................79

     SUBORDINATED DEBT SECURITIES INDENTURE, dated as of November __, 2001 between THE ROYAL BANK OF SCOTLAND GROUP plc, a company incorporated in Great Britain and registered in Scotland (the "Company"), having its registered office at 36 St Andrew Square, Edinburgh EH2 2YB, United Kingdom and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the "Trustee"), having its Corporate Trust Office at 101 Barclay Street, New York, New York, 10286.

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Subordinated Debt Securities Indenture to provide for the issuance from time to time of its Subordinated Debt Securities (the "Subordinated Debt Securities"), to be issued in one or more series, represented by one or more Global Securities in registered form without coupons for payments attached, or represented by definitive Subordinated Debt Securities in registered form without coupons for payments attached, the amount and terms of each such series to be determined as hereinafter provided.

     All things necessary to make this Subordinated Debt Securities Indenture a valid and binding agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS SUBORDINATED DEBT SECURITIES INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Subordinated Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Subordinated Debt Securities as follows:

                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01. Definitions. For all purposes of this Subordinated Debt Securities Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with accounting principles generally accepted in the United Kingdom; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Subordinated Debt Securities Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) any reference to an "Article" or a "Section" refers to an Article or Section of this Subordinated Debt Securities Indenture.

     Certain terms, used principally in Articles Six and Thirteen, are defined in those Articles.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 1.04.

     "Additional Amounts" shall have the meaning set forth in Section 10.04, of this Agreement.

     "ADR Custodian" means the custodian under the ADR Deposit Agreement.

     "ADR Deposit Agreement" means the Deposit Agreement dated as of August 17, 1992, and amended and restated as of February 8, 1999, and as further amended and restated as of November 2, 2001 as may be further amended from time to time between the Company and The Bank of New York and the holders from time to time of American Depositary Receipts issued thereunder.

     "ADR Depositary" means the depositary under the ADR Deposit Agreement.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means a member of, or participant in, any Depositary.

     "Auditors" means the Auditors from time to time of the Company or if there shall be joint Auditors of the Company any one or more of such joint Auditors.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Subordinated Debt Securities.

     "Authorized Newspaper" means a newspaper in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in the place in connection with which the term is used, which, in the United Kingdom, will be the Financial Times of London, if practicable, and which, in the United States, will be the Wall Street Journal, if practicable, and which, in Luxembourg, will be the Luxemburger Wort, if practicable and for so long as and only with respect to any Subordinated Debt Securities listed on the Luxembourg Stock Exchange, and if it shall be impracticable in the opinion of the Trustee to make any publication of any notice required hereby in any such newspaper, shall mean any publication or other notice in lieu thereof which is made or given with the approval of the Trustee.

     "Board of Directors" means either the board of directors, or any committee of such board duly authorized to act with respect hereto, of the Company, which board of directors or committee may, to the extent permitted by applicable law, delegate its authority.

     "Board Resolution" means a copy of a resolution certified by the Secretary or a Deputy or Assistant Secretary of the Company to have been duly adopted by the Board of Directors or an authorized committee thereof and to be in full force and effect on the date of such certification and delivered to the Trustee.

     "Business Day" means, with respect to any Place of Payment, except as may otherwise be provided in the form of Subordinated Debt Securities of any particular series, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

     "Calculation Agent" means the Person, if any, authorized by the Company to calculate the interest rate or other amounts from time to time in relation to any series of Subordinated Debt Securities.

     "Clearstream" means, Clearstream Banking, societe anonyme, or its nominee or its or their successor.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this Subordinated Debt Securities Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Subordinated Debt Securities Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by an Executive Director or Director or the Secretary or a Deputy or Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the office of the Trustee in which its corporate trust business is principally administered, located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

     The term "corporation" includes corporations, associations, companies and business trusts.

     "Default" has the meaning specified in Section 5.03.

     "Deferred Interest" has the meaning specified in Section 3.07.

     "Deferred Payment Date" has the meaning specified in Section 3.07.

     "Deferred Record Date", when used for the interest payable on any Deferred Payment Date on registered Subordinated Debt Securities of any series, means the date specified for the purpose pursuant to Section 3.01.

     "Depositary" means, with respect to any series of Subordinated Debt Securities, a clearing agency that is designated to act as Depositary for the Global

Securities evidencing all or part of such Subordinated Debt Securities as contemplated by Section 3.01.

     "Discount Security" means any Subordinated Debt Security which provides for an amount less than the principal amount to be due and payable upon a declaration of the Maturity thereof pursuant to Section 5.02.

     "Dollar" or "$" or any similar reference means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "Dollar Preference Shares" means a designated series of non-cumulative dollar preference shares, nominal value of $.01 each, of the Company for which, if applicable to a particular series of Subordinated Debt Securities, the Company may exchange or convert any series of Subordinated Debt Securities.

     "DTC" means the Depository Trust & Clearing Company or its nominee or its or their successor.

     "euro" or "(euro)" means the single currency of the participating member states in the Third Stage of European economic and monetary union pursuant to the Treaty establishing the European Community (as amended from time to time). "participating member states" means those member states of the European Union from time to time which adopt a single, shared currency in the Third Stage, as defined and identified in the EMU legislation.

     "Euroclear" means, the Euroclear Bank S.A./N.V., or its nominee, or its or their successor.

     "Event of Default" has the meaning specified in Section 5.01.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     "Exchange Date", when used with respect to any applicable series of Subordinated Debt Securities, has the meaning specified in Section 13.03.

     "Exchange Securities" has the meaning specified in Section 3.01(l).

     "Foreign Currency" means the euro or any currency issued by the government of any country (or a group of countries or participating member states) other than the United States which as at the time of payment is legal tender for the payment of public and private debts.

     "Foreign Government Securities" means with respect to Subordinated Debt Securities of any series that are denominated in a Foreign Currency, non-callable (i) direct obligations of the participating member state or government that issued such Foreign Currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such participating member state or government, the payment of which obligations is unconditionally guaranteed as a full faith and credit obligation of such participating member state or government. For the avoidance of doubt, for all purposes hereof, euro shall be deemed to have been issued by each participating member state from time to time.

     "Global Security" means a global certificate evidencing all or part of a series of Subordinated Debt Securities, authenticated and delivered to the Holder and registered in the name of the Holder or its nominee.

     "Holder" means a Person in whose name a Subordinated Debt Security in global or definitive form is registered in the Subordinated Debt Security Register.

     The term "interest", when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Subordinated Debt Security, means the Stated Maturity of any instalment of interest on such Subordinated Debt Security.

     "Liquidator" has the meaning specified in Section 12.06.

     "Maturity", when used with respect to any Subordinated Debt Security, means the date, if any, on which the principal of such Subordinated Debt Security becomes due and payable as therein or herein provided, whether by call for redemption, winding-up of the Company or otherwise.

     "Officer's Certificate" means a certificate delivered to the Trustee and signed by an Executive Director or an Assistant Director or the Secretary or a Deputy or Assistant Secretary of the Company.

     "Opinion of Counsel" means a written opinion of legal advisors, who may be an employee of or legal advisors for the Company or other legal advisors.

     "Outstanding", when used with respect to Subordinated Debt Securities or any series of Subordinated Debt Securities means, as of the date of determination, all Subordinated Debt Securities or all Subordinated Debt

Securities of such series, as the case may be, theretofore authenticated and delivered under this Subordinated Debt Securities Indenture, except:

          (i) Subordinated Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Subordinated Debt Securities, or portions thereof, for whose payment or redemption money, U.S. Government Obligations or Foreign Government Securities in the necessary amount have been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Subordinated Debt Securities; provided, that, if such Subordinated Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Subordinated Debt Securities Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Subordinated Debt Securities which have been paid pursuant to
     Section 11.06 or in exchange for or in lieu of which other Subordinated Debt Securities have been authenticated and delivered pursuant to this Subordinated Debt Securities Indenture, other than any such Subordinated Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Subordinated Debt Securities are held by a bona fide purchaser in whose hands such Subordinated Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Subordinated Debt Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of a Subordinated Debt Security denominated in a Foreign Currency shall be the Dollar equivalent, determined on the date of original issuance of such Subordinated Debt Security, of the principal amount of such Subordinated Debt Security; and (ii) Subordinated Debt Securities beneficially owned by the Company or any other obligor upon the Subordinated Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Subordinated Debt Securities which a Responsible Officer of the Trustee actually knows to be so beneficially owned shall be so disregarded; provided, further, however, that Subordinated Debt Securities so beneficially owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such

Subordinated Debt Securities and that the pledgee is not the Company or any other obligor upon the Subordinated Debt Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person (which may include the Company) authorized by the Company to pay the principal of (and premium, if any) or interest, if any on any Subordinated Debt Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Subordinated Debt Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Subordinated Debt Securities of that series are payable as specified pursuant to Section 3.01 or, if not so specified, as specified in Section 10.02.

     "Predecessor Security" of any particular Subordinated Debt Security means every previous Subordinated Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Subordinated Debt Security; and, for the purposes of this definition, any Subordinated Debt Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Subordinated Debt Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Subordinated Debt Security.

     "Redemption Date", when used with respect to any Subordinated Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Subordinated Debt Securities Indenture.

     "Redemption Price", when used with respect to any Subordinated Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Subordinated Debt Securities Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on registered Subordinated Debt Securities of any series means the date specified for the purpose pursuant to Section 3.01.

     "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned to or working in the corporate trust department of the Trustee or, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Subordinated Debt Securities Indenture.

     "Senior Creditors" means creditors of the Company except creditors in respect of Subordinated Indebtedness.

     "Stated Maturity", when used with respect to any Subordinated Debt Security or any instalment of principal thereof or interest thereon, means the date, if any, specified in, or determined in accordance with the terms of, such Subordinated Debt Security as the fixed date on which the principal of such Subordinated Debt Security is due and payable.

     "Subordinated Debt Securities", has the meaning set forth in the recitals of the Company herein and more particularly means any series of Subordinated Debt Securities issued, authenticated and delivered under this Subordinated Debt Securities Indenture.

     "Subordinated Debt Securities Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms and forms of particular series of Subordinated Debt Securities established pursuant to
Section 3.01.

     "Subordinated Debt Security" means one of the Subordinated Debt
Securities.

     "Subordinated Debt Security Register" and "Subordinated Debt Security Registrar" have the respective meanings specified in Section 3.05.

     "Subordinated Indebtedness" means claims in respect of any liability of the Company however arising for the payment of money, the right to payment of which by the Company by the terms thereof that are or are expressed to be, subordinated (whether only in the event of a winding-up of the Company or otherwise) to the claims of all or any of the creditors of the Company.

     "Subsidiary" has the meaning attributed thereto by Section 736 of the Companies Act 1985 of Great Britain as in force at the date as of which this instrument was executed.

     "Taxing Jurisdiction" has the meaning specified in Section 10.04.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Subordinated Debt Securities Indenture, and thereafter "Trustee" shall mean the Person who is then the Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean and include each such Person; and "Trustee" as used with respect to the Subordinated Debt Securities of any series shall mean the Trustee with respect to the Subordinated Debt Securities of such series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

     "United Kingdom" means the United Kingdom of Great Britain and Northern Ireland.

     "United States" and "U.S." mean the United States of America and, except in the case of Sections 6.09 and 6.14, its territories and possessions.

     "U.S. Government Obligations" means noncallable (i) direct obligations of the United States for which its full faith and credit are pledged and/or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

     "U.S. Person" means a person who, for U.S. tax purposes, is a citizen or resident of the United States, any corporation, partnership or other entity organized under the laws of the United States or any political subdivision thereof or an estate or trust the income of which is subject to United States income taxation, regardless of its source.

     "Vice President", when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Voting Stock" means stock or other interests of any class or classes, however designated, having ordinary voting power for the election of a majority of the board of directors of a corporation, other than stock or other interests having such power only by reason of the happening of a contingency.

     SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Subordinated Debt Securities Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Subordinated Debt Securities Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of the legal advisor rendering such opinion all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Subordinated Debt Securities Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Subordinated Debt Securities Indenture shall include:

          (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

     SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, legal advisors, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of, or representations by, legal advisors may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such legal advisors know, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters is erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Subordinated Debt Securities Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Subordinated Debt Securities Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Subordinated Debt Securities Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of registered Subordinated Debt Securities shall be proved by the Subordinated Debt Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Subordinated Debt Security shall bind every future Holder of the same Subordinated Debt Security and the Holder of every Subordinated Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of any thing done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Subordinated Debt Security or such other Subordinated Debt Security.

     SECTION 1.05. Notices, Etc. to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Subordinated Debt Securities Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing (which may be via facsimile) to the Trustee at its Corporate Trust Office, or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, in the case of the Company, first-class postage prepaid, addressed to it at the address of its principal office specified in the first paragraph of this Subordinated Debt Securities Indenture (unless another address has been previously furnished in writing to the Trustee by the Company, in which case at the last such address) marked "Attention: Company Secretary".

     SECTION 1.06. Notice to Holders; Waiver. When this Subordinated Debt Securities Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if given in writing and mailed, first-class postage prepaid, to each Holder of a registered Subordinated Debt Security affected by such event in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act with respect to reports pursuant to Section 7.03(a).

     For so long as the Subordinated Debt Securities of any series are represented by Global Securities, the Company will deliver a copy of all notices with respect to such series to the Holder (if the address of such Holder is known to the Company).

     When notice to Holders of registered Subordinated Debt Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Subordinated Debt Securities Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Subordinated Debt Securities Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If at any future time any provision required to be included herein by the Trust Indenture Act as in force at the date as of which this Subordinated Debt Securities Indenture was executed or any limitation imposed by the Trust Indenture Act at such date on any provision otherwise included herein would not be so required or imposed (in whole or in part) if this Subordinated Debt Securities Indenture were executed at such future time, the Company and the Trustee may enter into one or more indentures supplemental hereto pursuant to
Section 9.01 to change or eliminate (in whole or in part) such provision or limitation of this Subordinated Debt Securities Indenture in conformity with the requirements of the Trust Indenture Act as then in force, except that (subject to Article Nine) no provision or limitation required to be included herein by Sections 310(a)(1) and (a)(2), 315(a), (c), (d)(l), (d)(2), (d)(3)
and (e), 316(a)(1)(A), (a)(l)(B), (a)(2), (a) (last sentence) and (b) of the
Trust Indenture Act as in force at the date as of which this Subordinated Debt Securities Indenture was executed may be so changed or eliminated.

     SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.09. Successors and Assigns. All covenants and agreements in this Subordinated Debt Securities Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.10. Separability Clause. In case any provision in this Subordinated Debt Securities Indenture or in the Subordinated Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.11. Benefits of Subordinated Debt Securities Indenture. Nothing in this Subordinated Debt Securities Indenture or in the Subordinated Debt Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Subordinated Debt Securities, any benefit or any legal or equitable right, remedy or claim under this Subordinated Debt Securities Indenture.

     SECTION 1.12. Governing Law. This Subordinated Debt Securities Indenture and the Subordinated Debt Securities shall be governed by and construed in accordance with the laws of the State of New York, except as stated in Section
2.01 and except for Section 12.01, which shall be governed by and construed in accordance with the laws of England, and except that the authorization and execution of this Subordinated Debt Securities Indenture and the Subordinated Debt Securities shall be governed by the respective jurisdictions of organization of the Company and the Trustee, as the case may be.

     SECTION 1.13. Saturdays, Sundays and Legal Holidays. The terms of the Subordinated Debt Securities shall provide that, in any case where any Interest Payment Date, Redemption Date, Exchange Date, Maturity or Stated Maturity, of a Subordinated Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Subordinated Debt Securities Indenture or the Subordinated Debt Securities other than a provision in the Subordinated Debt Securities that specifically states that such provision shall apply in lieu of this Section) payments of interest, if any (and premium, if any) or principal and the exchange of the Subordinated Debt Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment (or such other Business Day as shall be provided in such Subordinated Debt Security) with the same force and effect as if made on such Interest Payment Date, Redemption Date, Exchange Date, Maturity or Stated Maturity, provided that no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date, Exchange Date, Maturity or Stated Maturity, as the case may be.

     SECTION 1.14. Appointment of Agent for Service. The Company has designated and appointed CT Corporation System, 111 Eighth Avenue, 13th floor, New York, New York 10011 as its authorized agent upon which process may be served in any suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York arising out of or relating to the Subordinated Debt Securities or this Subordinated Debt Securities Indenture, but for that purpose only, and agrees that service of process upon said CT Corporation System shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York, New York. Such appointment shall be irrevocable so long as any of the Subordinated Debt Securities remain Outstanding until the appointment of a successor by the Company and such successor's acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee of the name and address of such successor. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said CT Corporation System in full force and effect so long as any of the Subordinated Debt Securities shall be Outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company to take any such action. The Company hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court in which any such suit or proceeding is so instituted, and waives, to the extent it may effectively do so, any objection it may have now or hereafter to the laying of the venue of any such suit or proceeding.

     SECTION 1.15. Calculation Agent. If the Company appoints a Calculation Agent pursuant to Section 3.01 with respect to any series of Subordinated Debt Securities, any determination of the interest rate on, or other amounts in relation to, such series of Subordinated Debt Securities in accordance with the terms of such series of Subordinated Debt Securities by such Calculation Agent shall (in the absence of manifest error, bad faith or willful misconduct) be binding on the Company, the Trustee and all Holders and (in the absence of manifest error, bad faith or willful misconduct) no liability to the Holders shall attach to the Calculation Agent in connection with the exercise or non-exercise by it of its powers, duties and discretions.

                                   ARTICLE 2
                        SUBORDINATED DEBT SECURITY FORMS

     SECTION 2.01. Forms Generally. The Subordinated Debt Securities of each series shall be issuable as registered securities without coupons and in such forms as shall be established by or pursuant to action of the Company's Board of Directors, or in one or more indentures supplemental hereto, pursuant to
Section 3.01, in each case with such insertions, omissions, substitutions and other variations as are required or permitted by this Subordinated Debt Securities Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or rule or regulation made pursuant thereto or with the rules of any securities exchange or Depositary therefor, or as may, consistently herewith, be determined by the officers executing such Subordinated Debt Securities, all as evidenced by any such execution; provided, however, that such Subordinated Debt Securities shall have endorsed thereon a statement in the following form or in substantially the following form:

     "The rights of the holder of the Subordinated Debt Security are, to the extent and in the manner set forth in Section 12.01 of the Subordinated Debt Securities Indenture, subordinated to the claims of other creditors of the Company, and this Subordinated Debt Security is issued subject to the provisions of that Section 12.01, and the holder of this Subordinated Debt Security, by accepting the same, agrees to and shall be bound by such provisions. The provisions of Section 12.01 of the Subordinated Debt Securities Indenture and the terms of this paragraph are governed by, and shall be construed in accordance with, the laws of England."

     The Trustee's certificates of authentication shall be in substantially the form set forth in Section 2.02 or Section 6.14.

     The definitive Subordinated Debt Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Subordinated Debt Securities may be listed, all as determined by the officers executing such Subordinated Debt Securities, as evidenced by their execution thereof.

     SECTION 2.02. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Subordinated Debt Securities of the series designated herein referred to in the within-mentioned Subordinated Debt Securities Indenture.

                                            THE BANK OF NEW YORK
                                              as Trustee


                                            By:
                                               ---------------------------------
                                                     Authorized Signatory



                                   ARTICLE 3
                        THE SUBORDINATED DEBT SECURITIES

     SECTION 3.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Subordinated Debt Securities which may be authenticated and delivered under this Subordinated Debt Securities Indenture is unlimited. The Subordinated Debt Securities may be issued in one or more series.

     There shall be established by or pursuant to action of the Board of Directors of the Company or established in one or more indentures supplemental hereto, prior to the initial issuance of Subordinated Debt Securities of any series,

          (a) the title of the Subordinated Debt Securities of the series (which shall distinguish the Subordinated Debt Securities of the series from all other Subordinated Debt Securities);

          (b) any limit upon the aggregate principal amount of the Subordinated Debt Securities of the series which may be authenticated and delivered under this Subordinated Debt Securities Indenture (except for Subordinated Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Subordinated Debt Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07);

          (c) the date or dates, if any, on which the principal of (and premium, if any, on) the Subordinated Debt Securities of the series is payable;

          (d) the rate or rates, if any, at which the Subordinated Debt Securities of the series shall accrue interest or the manner of calculation of such rate or rates, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates, if other than as specified in Section 3.07(a), the Deferred Payment Date(s) or other terms applicable to deferred payments and, in the case of registered Subordinated Debt Securities, the Regular Record Date for the interest payable on any Interest Payment Date, the Deferred Record Date for the interest payable on any Deferred Payment Date and any dates required to be established pursuant to Section 7.01;

          (e) whether any premium, upon redemption or otherwise, shall be payable by the Company on Subordinated Debt Securities of the series;

          (f) the place or places where the principal of (and premium, if any) and any interest on Subordinated Debt Securities of the series shall be payable, and the Paying Agent or Paying Agents who shall be authorized to pay principal of (and premium, if any) and interest on Subordinated Debt Securities of such series, at least one of such Paying Agents having an office or agency in the Borough of Manhattan, The City of New York;

          (g) other than with respect to any redemption of the Subordinated Debt Securities pursuant to Section 11.08, whether or not such series of Subordinated Debt Securities are to be redeemable, in whole or in part, at the Company's option and, if so redeemable, the period or periods within which, the price or prices at which and the terms and conditions upon which, Subordinated Debt Securities of the series may be redeemed, including the date referred to in Section 11.08;

          (h) the obligation, if any, of the Company to redeem or purchase Subordinated Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which Subordinated Debt Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (i) if other than denominations of $25 and any multiple thereof, the denominations in which Subordinated Debt Securities of the series in each applicable form shall be issuable;

          (j) if other than the principal amount thereof, the portion, or the manner of calculation of such portion, of the principal amount of Subordinated Debt Securities of the series which shall be payable upon a declaration of acceleration or acceleration of the Maturity thereof pursuant to Section 5.02, upon redemption of Subordinated Debt Securities of any series which are redeemable before their Stated Maturity, or which the Trustee shall be entitled to file and prove a claim pursuant to
     Section 5.04;

          (k) if Additional Amounts, pursuant to Section 10.04, will not be payable;

          (l) whether the Subordinated Debt Securities of any series shall be exchangeable at the option of the Company into Dollar Preference Shares or other securities of the Company ("Exchange Securities") pursuant to Article Thirteen and if so the terms of the Dollar Preference Shares or the nature and terms of the Exchange Securities into which such Subordinated Debt Securities are exchangeable and any additional or other provisions relating to such exchange;

          (m) if other than Dollars, provisions, if any, for the Subordinated Debt Securities of the series to be denominated, and payments thereon to be made, in Foreign Currencies and specifying the manner and place of payment thereon and any other terms with respect thereto;

          (n) if other than the coin or currency in which the Subordinated Debt Securities of that series are denominated, the coin or currency in which payment of the principal of (and premium, if any) or interest, if any, on the Subordinated Debt Securities of such series shall be payable;

          (o) if the principal of (and premium, if any) or interest, if any, on the Subordinated Debt Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Subordinated Debt Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (p) whether the Subordinated Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and the initial Holder with respect to such Global Security or Subordinated Debt Securities;

          (q) if the Subordinated Debt Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Subordinated Debt Security of such series or otherwise) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

          (r) if the amounts of payments of principal of (and premium, if any) or interest, if any, on the Subordinated Debt Securities of the series may be determined with reference to an index or are otherwise not fixed on the original issue date thereof, the manner in which such amounts shall be determined and the Calculation Agent, if any, who shall be appointed and authorized to calculate such amounts;

          (s) any other Events of Default, Defaults or covenants with respect to the Subordinated Debt Securities of such series and if other than as specified in Section 5.03, the terms of any Default;

          (t) if other than as provided in Section 12.01, the subordination terms with respect to the Subordinated Debt Securities of the series;

          (u) the forms of Subordinated Debt Securities of the series; and

          (v) any other terms of the series (which terms shall not be inconsistent with the provisions of this Subordinated Debt Securities Indenture).

     All Subordinated Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such action or in any such indenture supplemental hereto.

     If the forms of Subordinated Debt Securities of any series, or any of the terms thereof, are established by action taken by the Board of Directors of the Company, copies of the Board Resolutions in respect thereof shall be delivered to the Trustee at or prior to the delivery of the Company Order pursuant to
Section 3.03 for the authentication and delivery of such Subordinated Debt Securities.

     SECTION 3.02. Denominations. The Subordinated Debt Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specification with respect to Subordinated Debt Securities of any series, the Subordinated Debt Securities of each series shall be issuable in denominations of $25 each and any integral multiple thereof. Unless otherwise specified in accordance with
Section 3.01, any Global Security issued and delivered to the Holder shall be issued in the form of units with each $25 principal amount of such Global Security constituting one unit.

     SECTION 3.03. Execution, Authentication, Delivery and Dating. The Subordinated Debt Securities shall be executed on behalf of the Company by any two Directors or by one Director and Secretary to the Company. The signature of any of these officers on the Subordinated Debt Securities may be manual or facsimile. Subordinated Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Subordinated Debt Securities.

     At any time and from time to time after the execution and delivery of this Subordinated Debt Securities Indenture, the Company may deliver Subordinated Debt Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Subordinated Debt Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Subordinated Debt Securities. In authenticating such Subordinated Debt Securities and accepting the additional responsibilities under this Subordinated Debt Securities Indenture in relation to such Subordinated Debt Securities the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms thereof have been established in conformity with the provisions of this Subordinated Debt Securities Indenture.

     The Trustee shall not be required to authenticate such Subordinated Debt Securities if the issue of such Subordinated Debt Securities pursuant to this Subordinated Debt Securities Indenture will affect the Trustee's own rights, duties or immunities under the Subordinated Debt Securities and this Subordinated Debt Securities Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Each registered Subordinated Debt Security shall be dated the date of its authentication.

     No Subordinated Debt Security appertaining thereto shall be entitled to any benefit under this Subordinated Debt Securities Indenture or be valid or obligatory for any purpose unless there appears on such Subordinated Debt Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Subordinated Debt Security shall be conclusive evidence, and the only evidence, that such Subordinated Debt Security has been duly authenticated and delivered hereunder and that such Subordinated Debt Security is entitled to the benefits of this Subordinated Debt Securities Indenture.

     SECTION 3.04. Temporary Subordinated Debt Securities. Pending the preparation of definitive Subordinated Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Subordinated Debt Securities substantially of the tenor of the definitive Subordinated Debt Securities in lieu of which they are issued, which Subordinated Debt Securities may be printed, lithographed, typewritten, photocopied or otherwise produced. Temporary Subordinated Debt Securities shall be issuable as registered Subordinated Debt Securities without coupons attached in any authorized denomination, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Subordinated Debt Securities may determine, all as evidenced by such execution.

     If temporary Subordinated Debt Securities of any series are issued, the Company will cause, if so required by the terms of such temporary Subordinated Debt Securities, definitive Subordinated Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Subordinated Debt Securities of such series, the temporary Subordinated Debt Securities of such series shall be exchangeable for definitive Subordinated Debt Securities of such series containing identical terms and provisions upon surrender of the temporary Subordinated Debt Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Subordinated Debt Securities of any series the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a like aggregate principal amount of definitive Subordinated Debt Securities of the same series of authorized denominations containing identical terms and provisions. Until so exchanged, unless otherwise provided therein or in a supplemental indenture relating thereto, the temporary Subordinated Debt Securities of any series shall in all respects be entitled to the same benefits (but shall be subject to all the limitations of rights) under this Subordinated Debt Securities Indenture as definitive Subordinated Debt Securities of such series.

     SECTION 3.05. Registration, Registration of Transfer and Exchange.

     (a) Global Securities. This Section 3.05(a) shall apply to Global Securities unless otherwise specified, as contemplated by Section 3.01.

     Each Global Security in registered form authenticated under this Subordinated Debt Securities Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Capital Security for all purposes of this Subordinated Debt Securities Indenture.

     With respect to Global Securities in registered form, unless the Global Security is presented by an authorized representative of the Holder to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of a nominee of the Holder and any payment is made to such nominee, any transfer, pledge or other use of the Global Security in registered form for value or otherwise shall be wrongful since the registered owner of such Global Security, the nominee of the Holder, has an interest in such Global Security.

     Except as otherwise specified as contemplated by Section 3.01 hereof, any Global Security shall be exchangeable for definitive Subordinated Debt Securities only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section only (i) if the relevant Depositary notifies the Trustee that it is unwilling or unable to continue to act as Depositary and a successor depositary is not appointed by the Trustee within 120 days of such notification, (ii) if, in the event of a winding-up of the Company, the Company fails to make a payment on the Subordinated Debt Securities when due, or (iii) at any time if the Company at its option and in its sole discretion determines that the Global Securities of a particular series should be exchanged for definitive Subordinated Debt Securities of that series in registered form. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for, unless otherwise specified or contemplated by Section 3.01, definitive Subordinated Debt Securities in registered form bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, the same date or dates from which such interest shall accrue, the same Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates, redemption provisions, if any, specified currency and other terms and of differing denominations aggregating a like amount as the Global Security so exchangeable. Definitive Subordinated Debt Securities in registered form shall be registered in the names of the owners of the beneficial interests in such Global Securities as such names are from time to time provided by the Holder to the Trustee.

     Any Global Security that is exchangeable pursuant to the preceding paragraph, unless otherwise specified as contemplated by Section 3.01, shall be exchangeable for Subordinated Debt Securities issuable in authorized denominations of a like aggregate principal amount and tenor.

     No Global Security in registered form may be transferred except as a whole by the Holder to a nominee of the Holder or by the Holder or any such nominee to a successor of the Holder or a nominee of such successor. Except as provided above, owners solely of beneficial interests in a Global Security shall not be entitled to receive physical delivery of Subordinated Debt Securities in definitive form and will not be considered the holders thereof for any purpose under this Subordinated Debt Securities Indenture.

     In the event that a Global Security is surrendered for redemption or exchange for Dollar Preference Shares or Exchange Securities in part pursuant to Section 11.07 or Section 13.05, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed or unexchanged portion of the principal of the Global Security so surrendered.

     The Agent Members and any other beneficial owners shall have no rights under this Subordinated Debt Securities Indenture with respect to any Global Security held on their behalf by a Holder, and such Holder may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Holder or impair, as between any such Holder or other clearance service and its Agent Members and Holders, the operation of customary practices governing the exercise of the rights of a holder of any security, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Subordinated Debt Securities Indenture.

     In connection with any exchange of interests in a Global Security for definitive Subordinated Debt Securities of another authorized form, as provided in this subsection 3.05(a), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Subordinated Debt Securities in aggregate principal amount equal to the principal amount of such Global Security or the portion to be exchanged executed by the Company. On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered by the Holder to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Subordinated Debt Securities without charge (unless the definitive Subordinated Debt Securities in registered form are to be issued to an Excepted Person (as defined in Section 13.10) in which case the Company or Trustee may require payment of any taxes or governmental charges arising) and the Trustee shall authenticate and deliver, in exchange for each portion of such Global Security, an equal aggregate principal amount of definitive Subordinated Debt Securities of authorized denominations as the portion of such Global Security to be exchanged. Any Global Security that is exchangeable pursuant to this Section
3.05 shall be exchangeable for Subordinated Debt Securities issuable in the denominations specified as contemplated by Section 3.01 and registered in such names as the Holder of such Global Security shall direct. If a definitive Subordinated Debt Security in registered form is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the relevant Interest Payment Date, interest will not be payable on such Interest Payment Date in respect of such definitive Subordinated Debt Security, but will be payable on such Interest Payment Date only to the person to whom payments of interest in respect of such portion of such Global Security are payable.

     A Depositary may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Subordinated Debt Securities Indenture with respect to the Subordinated Debt Securities.

     (b) Except as otherwise specified pursuant to Section 3.01, registered Subordinated Debt Securities of any series may only be exchanged for a like aggregate principal amount of registered Subordinated Debt Securities of such series of other authorized denominations containing identical terms and provisions. Subordinated Debt Securities to be exchanged shall be surrendered at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, and the Company shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the Subordinated Debt Security or Subordinated Debt Securities of the same series which the Holder making the exchange shall be entitled to receive.

     Except as otherwise specified pursuant to Section 3.01, the Company shall cause to be kept in the principal corporate trust office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Subordinated Debt Security Register" provided, no such Subordinated

Debt Security Register shall be maintained in any office or agency in the United Kingdom other than in Scotland) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of registered Subordinated Debt Securities and of transfers of such Subordinated Debt Securities. The Trustee is hereby appointed "Subordinated Debt Security Registrar" for the purpose of registering Subordinated Debt Securities in registered form and transfers of Subordinated Debt Securities in registered form as herein provided.

     Registered Subordinated Debt Securities shall be transferable only on the Subordinated Debt Security Register. Upon surrender for registration of transfer of any registered Subordinated Debt Security of any series at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new registered Subordinated Debt Securities of the same series of any authorized denominations containing identical terms and provisions, of a like aggregate principal amount.

     All Subordinated Debt Securities issued upon any registration of transfer or exchange of Subordinated Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Subordinated Debt Securities Indenture, as the Subordinated Debt Securities surrendered upon such registration of transfer or exchange.

     Every registered Subordinated Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Subordinated Debt Security Registrar duly executed, by the registered Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Subordinated Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Subordinated Debt Securities, other than exchanges pursuant to Section 3.04,
9.06 or 11.07 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Subordinated Debt Security of any series during a period beginning at the opening of business 15 days before the day of the giving of a notice of redemption of Subordinated Debt Securities of such series selected for redemption under Section 11.03 and ending at the close of business on the day of the giving of such notice, or (ii) to register the transfer of or exchange any Subordinated Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Subordinated Debt Securities being redeemed in part.

     SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Subordinated Debt Securities. If any mutilated Subordinated Debt Security (including any Global Security) is surrendered to the Trustee, the Company may execute and the Trustee shall, in the case of a Subordinated Debt Security, authenticate and deliver in exchange therefor a new Subordinated Debt Security of the same series containing identical terms and provisions and of like amount, and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Subordinated Debt Security (including any Global Security) and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Subordinated Debt Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Subordinated Debt Security a new Subordinated Debt Security of the same series containing identical terms and provisions and of like amount, and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Subordinated Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Subordinated Debt Security, pay such Subordinated Debt Security.

     Upon the issuance of any new Subordinated Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Subordinated Debt Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Subordinated Debt Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Subordinated Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Subordinated Debt Securities Indenture equally and proportionately with any and all other Subordinated Debt Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Subordinated Debt Securities.

     SECTION 3.07. Payment; Interest Rights Preserved. (a) Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Subordinated Debt Securities, if the Company does not make a payment of principal of (and premium, if any, on) or interest, if any, with respect to any series of Subordinated Debt Securities on the original due date for payment, the obligation to make such payment shall be deferred until (i) in the case of a payment of interest, the date upon which a dividend is paid on any class of ordinary shares or other capital stock of the Company and (ii) in the case of a payment of principal, the first Business Day after the date that falls six months after the original due date for payment (a "Deferred Payment Date"). Failure by the Company to make any such payment prior to such Deferred Payment Date shall not constitute a Default by the Company or otherwise allow any Holder to sue the Company for such payment or take any other action. Each payment so deferred will accrue interest at the rate prevailing immediately before the original due date with respect to such payment. Any amount the due date of which is deferred pursuant to the above shall not be treated as due for any purpose (including, without limitation, for the purposes of ascertaining whether or not a Default has occurred) until the Deferred Payment Date.

     (b) Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Subordinated Debt Securities, interest, if any, on any Subordinated Debt Securities which is payable, and is paid or duly provided for, on any Interest Payment Date shall be paid, in the case of registered Subordinated Debt Securities, to the Person in whose name that Subordinated Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest or, in the case of Global Securities held by any Holder, to the Holder including through a Paying Agent of the Company designated pursuant to Section 3.01 outside the United Kingdom for collection by the Holder.

     In the case of registered Subordinated Debt Securities where payment is to be made in Dollars, payment at any Paying Agent's office outside The City of New York will be made in Dollars by check drawn on, or, at the request of the Holder, by transfer to a Dollar account maintained by the payee with, a bank in The City of New York.

     In the case of registered Subordinated Debt Securities where payment is to be made in a Foreign Currency, payment will be made as established pursuant to
Section 3.01.

     Any interest on any Subordinated Debt Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date is herein called "Deferred Interest". Deferred Interest on any registered Subordinated Debt Security of any series shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue then of having been such Holder, and such Deferred Interest may be paid, in the case of registered Subordinated Debt Securities, to the Person in whose name that Subordinated Debt Security (or one or more Predecessor Subordinated Debt Securities) is registered at the close of business on the Deferred Record Date for such interest or may be paid by the Company, at its election, to the person who is the Holder on the record date established by the Company for such purpose.

     Subject to the foregoing provisions of this Section, each Subordinated Debt Security delivered under this Subordinated Debt Securities Indenture upon registration of transfer of or in exchange for or in lieu of any other Subordinated Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Subordinated Debt Security.

     SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a registered Subordinated Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Subordinated Debt Security is registered as the owner of such Subordinated Debt Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on such Subordinated Debt Security and for all other purposes whatsoever, whether or not such Subordinated Debt Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     SECTION 3.09. Cancellation. All Subordinated Debt Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Subordinated Debt Securities previously authenticated and delivered hereunder and all Subordinated Debt Securities so delivered shall be promptly cancelled by the Trustee. No Subordinated Debt Securities shall be authenticated in lieu of or in exchange for any Subordinated Debt Securities cancelled as provided in this Section, except as expressly permitted by the provisions of the Subordinated Debt Securities of any series or pursuant to the provisions of this Subordinated Debt Securities Indenture. The Trustee shall deliver to the Company all cancelled Subordinated Debt Securities held by the Trustee.

     SECTION 3.10. Computation of Interest. Except as otherwise specified pursuant to Section 3.01 for Subordinated Debt Securities of any series, payments of interest on the Subordinated Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 3.11. Cusip Numbers. The Company in issuing any series of the Subordinated Debt Securities may use CUSIP, "ISIN" and/or "Common Code" numbers (if then generally in use) or any successor to such numbers and thereafter with respect to such series, the Trustee shall use "CUSIP", "ISIN" and/or "Common Code" numbers or successor numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Subordinated Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Subordinated Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP", "ISIN" and/or "Common Code" numbers or successor numbers.

                                   ARTICLE 4
                           SATISFACTION AND DISCHARGE

     SECTION 4.01. Satisfaction and Discharge of Subordinated Debt Securities Indenture. This Subordinated Debt Securities Indenture shall upon Company Request cease to be of further effect with respect to Subordinated Debt Securities of any series (except as to any surviving rights of registration of transfer or exchange of Subordinated Debt Securities of such series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Subordinated Debt Securities Indenture with respect to the Subordinated Debt Securities of such series when

          (a) either

               (i) all Subordinated Debt Securities of such series theretofore authenticated and delivered (other than (A) Subordinated Debt Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Subordinated Debt Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the

          Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

               (ii) all such Subordinated Debt Securities not theretofore delivered to the Trustee for cancellation

                    (A) have become due and payable or will become due and
               payable at their Stated Maturity within one year, or

                    (B) are to be called for redemption within one year under
               arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                    (C) are to be exchanged for Dollar Preference Shares or
               Exchange Securities and notice of exchange of such Subordinated Debt Securities for Dollar Preference Shares or Exchange Securities pursuant to Article Thirteen shall have been given,

          and the Company has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount in cash, or U.S. Government Obligations (with respect to Subordinated Debt Securities denominated in Dollars) or Foreign Government Securities (with respect to Subordinated Debt Securities denominated in the same Foreign Currency) maturing, in the case of (A) and (B) above, as to principal and interest, if any, and, in the case of (C) above, as to accrued interest, if any, in such amounts and at such times as will ensure the availability of cash sufficient to pay and discharge all claims with respect to such Subordinated Debt Securities not theretofore delivered to the Trustee for cancellation, in the case of
          (A) and (B) above, for principal (and premium, if any) and accrued interest, if any, and, in the case of (iii) above, as to accrued interest, if any, to the date of such deposit (in the case of Subordinated Debt Securities which have become due and payable) or to the Redemption Date or the Exchange Date, as the case may be;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Subordinated Debt Securities of such series; and

          (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Subordinated Debt Securities Indenture with respect to the Subordinated Debt Securities of such series have been complied with.

     Notwithstanding any satisfaction and discharge of this Subordinated Debt Securities Indenture, the obligations of the Company to the Trustee under
Section 6.07, the obligations of the Trustee to any Authenticating Agent under
Section 6.14 and, if cash, U.S. Government Obligations and/or Foreign Government Securities shall have been deposited with the Trustee pursuant to subclause 4.01(a)(ii) of clause 4.01(a) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge.

     SECTION 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all cash, U.S. Government Obligations and Foreign Government Securities deposited with the Trustee pursuant to Section
4.01 shall be held in trust and such cash and the proceeds from such U.S. Government Obligations and/or Foreign Government Securities shall be applied by it, in accordance with the provisions of the Subordinated Debt Securities of such series, and this Subordinated Debt Securities Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such cash, U.S. Government Obligations and/or Foreign Government Securities have been deposited with the Trustee.

     SECTION 4.03. Repayment to Company. The Trustee, the Calculation Agent and any Paying Agent promptly shall pay to the Company upon Company Request any excess money, U.S. Government Obligations and/or Foreign Government Securities held by them at any time with respect to any series of Subordinated Debt Securities.

                                   ARTICLE 5
                                    REMEDIES

     SECTION 5.01. Events of Default. "Event of Default", wherever used herein with respect to Subordinated Debt Securities of a particular series, means (i) the making of an order by a court of competent jurisdiction which is not successfully appealed within 30 days of the making of such order, or valid adoption by the shareholders of the Company of an effective resolution, for the winding-up of the Company (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency) or (ii) any other Event of Default provided with respect to Subordinated Debt Securities of such series pursuant to Section 3.01.

     SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs with respect to Subordinated Debt Securities of any series and is continuing, then in every such case the Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Outstanding Subordinated Debt Securities of such series may declare the principal amount (or, in the case of Discount Securities, the accreted face amount together with accrued interest, if any, on) of all the Subordinated Debt Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holder or Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Subordinated Debt Securities of any series has been made but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holder or Holders of a majority in aggregate principal amount of the Outstanding Subordinated Debt Securities of such series, by written notice to the Company and the Trustee, may rescind or annul such declaration of acceleration and its consequences (including any Event of Default under another series of Subordinated Debt Securities arising therefrom) but only if

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (i) the principal of (and premium, if any, on) any Subordinated Debt Securities of such series which have become due otherwise than by such declaration of acceleration and any due and payable interest, and overdue interest, if any, thereon at the rate or rates prescribed therefor in such Subordinated Debt Securities,

               (ii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (b) all Events of Default with respect to Subordinated Debt Securities of such series have been remedied.

     No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.03. Defaults; Collection of Indebtedness and Suits for Enforcement by Trustee. Except as otherwise provided as contemplated by Section
3.01 with respect to any series of Subordinated Debt Securities, "Default" wherever used herein with respect to Subordinated Debt Securities of a particular series, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) the Company fails to pay any instalment of interest on any Subordinated Debt Security of such series on or before its Deferred Payment Date and such failure continues for 14 days; or

          (b) the Company fails to pay all or any part of the principal of (and premium, if any, on) any Subordinated Debt Security of such series on its Deferred Payment Date, or when such principal shall otherwise become due and payable, whether upon redemption or otherwise, and such failure continues for seven days;

     If a Default occurs and is continuing, the Trustee may pursue all legal remedies available to it, including commencing a proceeding in England or Scotland (but not elsewhere) for the winding-up of the Company, provided that the Trustee may not, upon the occurrence of a Default, declare the principal amount of any of the Outstanding Subordinated Debt Securities to be due and payable.

     The Trustee and Holders of Subordinated Debt Securities by their acceptance thereof will be deemed to have waived any right of set-off or counterclaim or combination of accounts with respect to the Subordinated Debt Securities or this Subordinated Debt Securities Indenture (or between the obligations under or in respect of any Subordinated Debt Securities and any liability owed by a Holder or the Trustee to the Company) that they might otherwise have against the Company.

     Notwithstanding the foregoing, failure to make any payment in respect of a series of Subordinated Debt Securities shall not be a Default in respect of such Subordinated Debt Securities if such payment is withheld or refused (i) in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, in each case applicable to such payment, or (ii) in case of doubt as to the validity or applicability of any such law, regulation or order, in accordance with advice given as to such validity or applicability at any time before the expiry of such period of 14 days (in the case of payments under clause 5.03(a) above) or seven days (in the case of payments under clause 5.03(b) above) by independent legal advisers acceptable to the Trustee, provided, however, that the Trustee may by notice to the Company require the Company to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Company shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such action results in a determination that the relevant payment can be made without violating any applicable law, regulation or order then the provisions of the preceding sentence shall cease to have effect and the payment shall become due and payable on the expiration of 14 days (in the case of payments under clause 5.03(a) above) or seven days (in the case of payments under clause 5.03(b) above) after the Trustee gives written notice to the Company informing it of such resolution.

     No recourse for the payment of the principal of (or premium, if any) or interest, if any, on any Subordinated Debt Security, or for any claim based thereon or otherwise in respect thereof and no recourse under or upon any obligation, covenant or agreement of the Company in this Subordinated Debt Securities Indenture, or in any Subordinated Debt Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation of the Company, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that to the extent lawful all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Subordinated Debt Securities Indenture and the issue of the Subordinated Debt Securities.

     SECTION 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, winding-up or other judicial proceeding relative to the Company or any other obligor upon the Subordinated Debt Securities of any series or to the property of the Company or such other obligor or their creditors (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency), the Trustee (irrespective of whether the principal of the Subordinated Debt Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest, if any) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust

Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys and other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of a Subordinated Debt Security to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to such Holders or holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 6.07.

     Subject to Article Eight and Section 9.02, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of any Subordinated Debt Security any plan of reorganization, arrangement, adjustment, or composition affecting any Subordinated Debt Securities or the rights of any Holder of any Subordinated Debt Security or to authorize the Trustee to vote in respect of the claim of any such Holder or holder in any such proceeding.

     The provisions of this Section 5.04 are subject to the provisions of
Section 12.01.

     SECTION 5.05. Trustee May Enforce Claims Without Possession of Subordinated Debt Securities. All rights of action and claims under this Subordinated Debt Securities Indenture or the Subordinated Debt Securities may be prosecuted and enforced by the Trustee without the possession of any of the Subordinated Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel (subject, with regard to the Company, to the provisions of Section 12.01) be for the ratable benefit of the Holders of the Subordinated Debt Securities in respect of which such judgment has been recovered.

     SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article in respect of any series of Subordinated Debt Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, if any, upon presentation of such Subordinated Debt Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts applicable to such series of Subordinated Debt Securities in respect of which or for the benefit of which such money has been collected due the Trustee under Section 6.07;

     SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on such series of Subordinated Debt Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Subordinated Debt Securities for principal (and premium, if any) and interest, if any, respectively; and

     THIRD: To the payment of the balance, if any, to the Company or any other Person or Persons legally entitled thereto.

     SECTION 5.07. Limitation on Suits. No Holder of any Subordinated Debt Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Subordinated Debt Securities Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to Subordinated Debt Securities of the same series specifying such Event of Default or Default and stating that such notice is a "Notice of Default" hereunder;

          (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Subordinated Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name, as Trustee hereunder;

          (c) such Holder of a Subordinated Debt Security has offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Subordinated Debt Securities of such series;

it being understood and intended that no one or more Holders of Subordinated Debt Securities of a particular series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Subordinated Debt Securities Indenture to affect, disturb or prejudice the rights of any other such Holders or holders, or to obtain or to seek to obtain priority or preference over any other such Holders or holders or to enforce any right under this Subordinated Debt Securities Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Subordinated Debt Securities of such series.

     SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest, if any. Notwithstanding any other provision in this Subordinated Debt Securities Indenture, the Holder of any Subordinated Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on such Subordinated Debt Security on the respective Stated Maturities as expressed in such Subordinated Debt Security (or, in the case of redemption or exchange, on the Redemption Date or Exchange Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder or holder.

     SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder of any Subordinated Debt Security has instituted any proceeding to enforce any right or remedy under this Subordinated Debt Securities Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Subordinated Debt Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders of Subordinated Debt Securities shall continue as though no such proceeding had been instituted.

     SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Subordinated Debt Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Subordinated Debt Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Subordinated Debt Security to exercise any right or remedy accruing upon any Event of Default or Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Subordinated Debt Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Subordinated Debt Securities, as the case may be.

     SECTION 5.12. Control by Holders. The Holders of a majority in aggregate principal amount of the Outstanding Subordinated Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Subordinated Debt Securities of such series, provided that

          (a) such direction shall not be in conflict with any rule of law or with this Subordinated Debt Securities Indenture;

          (b) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders of any Subordinated Debt Securities of any series not taking part in such direction with respect to which the Trustee is acting as the Trustee; and

          (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 5.13. Waiver of past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Subordinated Debt Securities of any series may on behalf of the Holders of all the Subordinated Debt Securities of such series waive any past Event of Default or Default hereunder with respect to such series and its consequences, except an Event of Default or Default

          (a) in the payment of the principal of (or premium, if any) or interest, if any, on any Subordinated Debt Security of such series, or

          (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Subordinated Debt Security of such series affected.

     Upon any such waiver, such Event of Default or Default shall cease to exist, and any Event of Default or Default with respect to any series arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Subordinated Debt Securities Indenture, but no such waiver shall extend to any subsequent or other Event of Default or Default or impair any right consequent thereon.

     SECTION 5.14. Undertaking for Costs. All parties to this Subordinated Debt Securities Indenture agree, and each Holder of any Subordinated Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Subordinated Debt Securities Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant to such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Subordinated Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Subordinated Debt Security on or after the respective Stated Maturities expressed in such Subordinated Debt Security (or, in the case of redemption or exchange, on or after the Redemption Date or the Exchange Date, as the case may be).

                                   ARTICLE 6
                                  THE TRUSTEE

     SECTION 6.01. Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Subordinated Debt Securities Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Subordinated Debt Securities Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

     SECTION 6.02. Notice of Defaults. Within 90 days after the occurrence of any Event of Default or Default hereunder with respect to Subordinated Debt Securities of any series of which a Responsible Officer of the Trustee has actual knowledge the Trustee shall transmit in the manner and to the extent provided in Section 1.06 to Holders of Subordinated Debt Securities of such series notice of such Event of Default or Default hereunder known to the Trustee, unless such Event of Default or Default shall have been cured or waived; provided, however, that, the Trustee shall be protected in withholding such notice if it determines in good faith that the withholding of such notice is in the interest of the Holders of Subordinated Debt Securities of such series.

     SECTION 6.03. Certain Rights of Trustee. Subject to the provisions of
Section 6.01:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Subordinated Debt Securities Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Subordinated Debt Securities Indenture at the request or direction of any of the Holders pursuant to this Subordinated Debt Securities Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Company and shall incur no liability by reason of such inquiry or investigation;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (other than an officer or employee of the Trustee) or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Subordinated Debt Securities Indenture;

          (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee; and

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed by the Trustee to act hereunder.

     SECTION 6.04. Not Responsible for Recitals or Issuance of Subordinated Debt Securities. The recitals contained herein and in the Subordinated Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Subordinated Debt

Securities Indenture or of the Subordinated Debt Securities, except that the Trustee represents and warrants that it has duly authorized, executed and delivered this Subordinated Debt Securities Indenture. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Subordinated Debt Securities or the proceeds thereof.

     SECTION 6.05. May Hold Subordinated Debt Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Subordinated Debt Security Registrar and any Calculation Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Subordinated Debt Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Subordinated Debt Security Registrar, Calculation Agent or such other agent.

     SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 6.07. Compensation and Reimbursement.

     The Company agrees

          (a) to pay to the Trustee from time to time compensation for all services rendered by it hereunder as agreed upon in writing by the Company from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Subordinated Debt Securities Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined by a court of competent jurisdiction to have been caused by its own negligence or bad faith; and

          (c) to fully indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, claim, damage or expense (including legal fees and expenses) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder but excluding any tax liabilities of the Trustee in respect of its net profits.

     The Trustee shall notify the Company in writing of the commencement of any action or claim in respect of which indemnification may be sought promptly after a Responsible Officer of the Trustee becomes aware of such commencement (provided that the failure to make such notification shall not affect the Trustee's rights hereunder) and the Company shall be entitled to participate in, and to the extent it shall wish, to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Trustee. The Trustee shall not compromise or settle any such action or claim without the written consent of the Company, which consent shall not be unreasonably withheld.

     The provisions of this Section 6.07 shall survive termination of this Subordinated Debt Securities Indenture or the resignation or removal of the Trustee.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a senior claim to which the Subordinated Debt Securities are hereby made subordinate, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on the Subordinated Debt Securities.

     SECTION 6.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Subordinated Debt Securities Indenture.

     SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to each series which shall be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State or District of Columbia authority and, if there be such corporation willing and able to act as trustee on reasonable and customary terms, having its corporate trust office or agency in the Borough of Manhattan, The City of New York, New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article 6.

     SECTION 6.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

     (b) The Trustee may resign at any time with respect to the Subordinated Debt Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Subordinated Debt Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Subordinated Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Subordinated Debt Securities of such series delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Subordinated Debt Securities of such series.

     (d) If at any time:

          (i) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Subordinated Debt Security of the series as to which the Trustee has a conflicting interest for at least six months, or

          (ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Subordinated Debt Security for at least six months, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge, or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

          (iv) the Trustee shall fail to perform its obligations to the Company under the Subordinated Debt Securities Indenture in any material respect,

then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to any or all series of Subordinated Debt Securities or
(B) subject to Section 5.14 (and except in the case of subparagraph 6.10(d)(iv) above), any Holder who has been a bona fide Holder of a Subordinated Debt Security for at least six months (and, in the case of Section 6.10(d)(i) above, who is a Holder of a Subordinated Debt Security of the series as to which the Trustee has a conflicting interest) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Subordinated Debt Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Subordinated Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Subordinated Debt Securities of such series (it being understood that any successor Trustee may be appointed with respect to the Subordinated Debt Securities of one or more or all of such series and at any time there shall be only one Trustee with respect to the Subordinated Debt Securities of any particular series), and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Subordinated Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Subordinated Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Subordinated Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Subordinated Debt Securities of any series shall have been so appointed by the Company or the Holders of Subordinated Debt Securities of such series and accepted appointment in the manner hereinafter required by Section 6.11, any Holder who has been a bona fide Holder of a Subordinated Debt Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Subordinated Debt Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Subordinated Debt Securities of any series and each appointment of a successor Trustee with respect to the Subordinated Debt Securities of any series in the manner and to the extent provided in Section
1.06. Each notice shall include the name of the successor Trustee with respect to the Subordinated Debt Securities of such series and the address of its Corporate Trust Office.

     SECTION 6.11. Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Subordinated Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee, all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Subordinated Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Subordinated Debt Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Subordinated Debt Securities of such series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Subordinated Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Subordinated Debt Securities of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this

Subordinated Debt Securities Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Subordinated Debt Securities of such series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Subordinated Debt Securities of such series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 6.11, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 6.

     SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Subordinated Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Subordinated Debt Securities.

     SECTION 6.13. Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the

Subordinated Debt Securities of a series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     SECTION 6.14. Appointment of Authenticating Agent. The Trustee may at any time appoint an Authenticating Agent or Agents with respect to one or more series of Subordinated Debt Securities which shall be authorized to act on behalf of the Trustee to authenticate Subordinated Debt Securities of such series upon original issue, or issued upon exchange, registration of transfer or partial redemption thereof or in lieu of destroyed, lost or stolen Subordinated Debt Securities, and Subordinated Debt Securities so authenticated shall be entitled to the benefits of this Subordinated Debt Securities Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Subordinated Debt Securities Indenture to the authentication and delivery of Subordinated Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation or national banking association organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation or national banking association into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation or national banking association shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice to the Holders of Subordinated Debt Securities in the manner and to the extent provided in Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14.

     If an appointment with respect to one or more series is made pursuant to this Section, the Subordinated Debt Securities of such series may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Subordinated Debt Securities referred to in the within-mentioned Subordinated Debt Securities Indenture.

                                    THE BANK OF NEW YORK
                                         as Trustee


                                    By:                                    ,
                                       ------------------------------------
                                            as Authenticating Agent

                                    By:
                                       ------------------------------------
                                            Authorized Signatory

                                   ARTICLE 7
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders. The Company, with respect to any series of Subordinated Debt Securities in registered form, will furnish or cause to be furnished to the Trustee

          (a) quarterly, not more than 15 days after each Regular Record Date (or after each of the dates to be specified for such purpose for non-interest bearing Subordinated Debt Securities and Subordinated Debt Securities on which interest is paid less frequently than quarterly as contemplated by Section 3.01), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of registered Subordinated Debt Securities as of such Regular Record Date or such specified date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

     The Company need not furnish or cause to be furnished to the Trustee pursuant to this Section 7.01 the names and addresses of Holders of registered Subordinated Debt Securities so long as the Trustee acts as Subordinated Debt Security Registrar with respect to such series of Subordinated Debt Securities.

     SECTION 7.02. Preservation of Information; Communication to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders (i) contained in the most recent list furnished to the Trustee as provided in Section 7.01 and (ii) received by the Trustee in its capacity as Paying Agent or Capital Security Registrar (if so acting). The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

     (b) The rights of the Holders of Subordinated Debt Securities of any series to communicate with other Holders with respect to their rights under this Subordinated Debt Securities Indenture or under the Subordinated Debt Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder, by receiving and holding a Subordinated Debt Security, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b) or otherwise made pursuant to the Trust Indenture Act.

     SECTION 7.03. Reports by Trustee.

     (a) On or before May 15 in each year following the date hereof, so long as any Subordinated Debt Securities are Outstanding hereunder, the Trustee shall transmit to Holders as provided in the Trust Indenture Act a brief report dated as of a date required by and in compliance with the Trust Indenture Act.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which the Trustee has been notified that the Subordinated Debt Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when Subordinated Debt Securities are listed on any securities exchange.

     (c) The Company will furnish the Trustee with interim and annual reports and upon receipt thereof, the Trustee will mail such reports to all record holders of Subordinated Debt Securities. In addition, the Company will furnish the Trustee with all notices of meetings at which holders of Subordinated Debt Securities of a particular series are entitled to vote, and all other reports and communications that are made generally available to holders of Subordinated Debt Securities. The Trustee will, at the Company's expense, make such notices, reports and communications available for inspection by holders of Subordinated Debt Securities in such manner as the Company may determine and, in the case of any notice received by the Trustee in respect of any meeting at which holders of Subordinated Debt Securities of a particular series are entitled to vote, will mail to all such record holders of Subordinated Debt Securities, at the Company's expense, a notice containing a summary of the information set forth in such notice of meeting.

     SECTION 7.04. Reports by Company. The Company shall:

     (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constrictive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officer's Certificate);

     (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Subordinated Debt Securities Indenture as may be required from time to time by such rules and regulations. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officer's Certificate); and

     (c) transmit to Holders, in the manner and to the extent required by the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs 7.04(a) and 7.04(b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                   ARTICLE 8
                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

     SECTION 8.01. Company May Consolidate, Etc., Only on Certain Terms. The Company may, without the consent of Holders of any Subordinated Debt Securities of any series Outstanding under this Subordinated Debt Securities Indenture, consolidate or amalgamate with or merge into any other corporation or convey or transfer or lease its properties and assets substantially as an entirety to any Person, provided that:

          (a) the corporation formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety (i) shall be a company organized and existing under the laws of the United Kingdom or any political subdivision thereof, and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Subordinated Debt Securities in accordance with the provisions of such Subordinated Debt Securities and this Subordinated Debt Securities Indenture and the performance of every covenant of this Subordinated Debt Securities Indenture on the part of the Company to be performed or observed; and

          (b) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 8.02. Successor Corporation Substituted. Upon any consolidation, amalgamation or merger or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor corporation formed by such consolidation or amalgamation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to and be substituted for, and may exercise every right and power of, the Company under this Subordinated Debt Securities Indenture with the same effect as if such successor corporation had been named as the Company, herein, and thereafter, the predecessor corporation shall be relieved of all obligations and covenants under the Subordinated Debt Securities Indenture and the Subordinated Debt Securities.

     SECTION 8.03. Assumption of Obligations. With respect to the Subordinated Debt Securities of any series, a wholly-owned subsidiary of the Company (a "successor entity") may without the consent of any Holder assume the obligations of the Company (or any corporation which shall have previously assumed the obligations of the Company) for the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on any series of Subordinated Debt Securities in accordance with the provisions of such

Subordinated Debt Securities and this Subordinated Debt Securities Indenture and the performance of every covenant of this Subordinated Debt Security Indenture and such series of Subordinated Debt Securities on the part of the Company to be performed or observed provided, that:

          (a) the successor entity shall expressly assume such obligations by an amendment to the Subordinated Debt Securities Indenture, executed by the Company and such successor entity, if applicable, and delivered to the Trustee, in form satisfactory to the Trustee, and the Company shall, by amendment to the Subordinated Debt Securities Indenture, unconditionally guarantee (such guarantee shall be given on a subordinated basis consistent with Article Twelve hereof) all of the obligations of such successor entity under the Subordinated Debt Securities of such series and the Subordinated Debt Securities Indenture as so modified by such amendment (provided, however, that, for the purposes of the Company's obligation to pay Additional Amounts, if any, payable pursuant to Section
     10.04 in respect of the Subordinated Debt Securities, references to such successor entity's country of organization will be added to references to the United Kingdom);

          (b) such successor entity shall confirm in such amendment to the Subordinated Debt Securities Indenture that such successor entity will pay all Additional Amounts, if any, payable pursuant to Section 10.04 in respect of all the Subordinated Debt Securities (provided, however, that for these purposes such successor entity's country of organization will be substituted for the references to the United Kingdom);

          (c) immediately after giving effect to such assumption of obligations, no Event of Default or Default and no event which, after notice or lapse of time or both, would become an Event of Default or Default, shall have occurred and be continuing; and

          (d) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such assumption complies with this Article and that all conditions precedent herein provided for relating to such assumption have been complied with.

     Upon any such assumption, the successor entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Subordinated Debt Securities Indenture with respect to any such Subordinated Debt Securities with the same effect as if such successor entity had been named as the Company in this Subordinated Debt Securities Indenture, and the Company or any legal and valid successor corporation which shall theretofore have become such in the manner prescribed herein, shall be released from all liability as obligor upon any such Subordinated Debt Securities except as provided in clause
(a) of this Section 8.03.

     In the event of any such assumption, any Additional Amounts, if any, payable pursuant to Section 10.04 will be payable in respect of taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Taxes") imposed by the jurisdiction in which the assuming corporation is incorporated (subject to exceptions equivalent to those that apply to any obligation to pay Additional Amounts in respect of Taxes imposed by any Taxing Jurisdiction) rather than Taxes imposed by any Taxing Jurisdiction; provided however, that if the Company makes payment under the guarantee, the Company shall be required to pay Additional Amounts related to Taxes (subject to the exceptions set forth in Section 10.04) imposed by any Taxing Jurisdiction by reason of such payments.

                                   ARTICLE 9
                            SUPPLEMENTAL INDENTURES

     SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Subordinated Debt Securities;

          (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Subordinated Debt Securities (and, if such covenants are to be for the benefit of less than all series of Subordinated Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

          (c) to add any additional Events of Default or Defaults;

          (d) to add to, change or eliminate any of the provisions of this Subordinated Debt Securities Indenture, or any supplemental indenture, provided that any such change or elimination shall become effective only when there is no Subordinated Debt Security Outstanding of any series created prior to the execution of such supplemental indenture effecting such change or elimination which is entitled to the benefit of such provision, and adversely affected by such addition, change or elimination;

          (e) to secure the Subordinated Debt Securities;

          (f) to establish the form or terms of Subordinated Debt Securities of any series as permitted by Sections 2.01 or 3.01;

          (g) to change any Place of Payment, so long as the Place of Payment as required by Section 3.01 is maintained;

          (h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or in any supplemental indenture;

          (i) to make any other provisions with respect to matters or questions arising under this Subordinated Debt Securities Indenture, provided such action shall not adversely affect the interests of the Holders of Subordinated Debt Securities of any series in any material respect;

          (j) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Subordinated Debt Securities of one or more series and to add to or change any of the provisions of this Subordinated Debt Securities Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
     Section 6.11(b); or

          (k) to change or eliminate any provision of this Subordinated Debt Securities Indenture as permitted by Section 1.07.

     SECTION 9.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than 662/3% in aggregate principal amount of the Outstanding Subordinated Debt Securities of each series affected by such supplemental Subordinated Debt Securities Indenture (voting as a class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Subordinated Debt Securities Indenture or of modifying in any manner the rights of the Holders of Subordinated Debt Securities of such series under this Subordinated Debt Securities Indenture; provided, however, that no such supplemental indenture may, without the consent of the Holder of each Outstanding Subordinated Debt Security affected thereby,

          (a) change the Stated Maturity, if any, of any principal amount or any interest amounts in respect of any such Subordinated Debt Security, reduce the principal amount thereof or the rate of interest, if any, thereon, or any premium payable upon the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon an acceleration of the Maturity thereof pursuant to Section 5.02, or change the obligation of the Company (or its successor) to pay Additional Amounts pursuant to Section 10.04 (except as contemplated by Section 8.01(a) and permitted by Section 9.01(a)) on the Subordinated Debt Securities, or the currency of payment of the principal amount of, premium, if any, or interest on, any such Subordinated Debt Security, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or exchange, on or after the Redemption Date or the Exchange Date as the case may be); or

          (b) reduce the percentage in aggregate principal amount of the Outstanding Subordinated Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Subordinated Debt Securities Indenture or of certain defaults hereunder and their consequences) provided for in this Subordinated Debt Securities Indenture, or

          (c) modify any of the provisions of this Section or Section 5.13 except to increase any such percentage or to provide that certain other provisions of this Subordinated Debt Securities Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Subordinated Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(j), or

          (d) change in any manner adverse to the interests of the Holders of any Subordinated Debt Securities, the subordination provisions of the Subordinated Debt Securities or the terms and conditions of the obligations of the Company in respect of the due and punctual payment of any amounts due and payable on the Subordinated Debt Securities.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Subordinated Debt Securities Indenture which has expressly been included solely for the benefit of one or more particular series of Subordinated Debt Securities, or which modifies the rights of the Holders of Subordinated Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Subordinated Debt Securities Indenture of the Holders of Subordinated Debt Securities of any other series.

     SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Subordinated Debt Securities Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Subordinated Debt Securities Indenture. The Trustee may, but shall not be obliged to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Subordinated Debt Securities Indenture or otherwise.

     SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Subordinated Debt Securities Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Subordinated Debt Securities Indenture for all purposes; and every Holder of Subordinated Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except as otherwise expressed therein.

     SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 9.06. Reference in Subordinated Debt Securities to Supplemental Indentures. Subordinated Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Subordinated Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and such Subordinated Debt Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Subordinated Debt Securities of such series.

                                   ARTICLE 10
                                   COVENANTS

     SECTION 10.01. Payment of Principal, Premium, and Interest. The Company covenants and agrees for the benefit of each series of Subordinated Debt Securities that it will duly and punctually pay the principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on the Subordinated Debt Securities of that series in accordance with the terms of the Subordinated Debt Securities and this Subordinated Debt Securities Indenture.

     SECTION 10.02. Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Subordinated Debt Securities an office or agency where Subordinated Debt Securities of that series may be presented or surrendered for payment, where Subordinated Debt Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Subordinated Debt Securities of that series and this Subordinated Debt Securities Indenture may be served; provided, however, that at the option of the Company in the case of registered Subordinated Debt Securities of such series, payment of any interest thereon may be made by check mailed to the address of the Person entitled herein as such address shall appear in the Subordinated Debt Security Register. With respect to the Subordinated Debt Securities of any series, such office or agency in each Place of Payment shall be specified as contemplated by
Section 3.01, and if not so specified, initially shall be the Corporate Trust Office of the Trustee. Unless otherwise specified pursuant to Section 3.01, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Company in respect of Subordinated Debt Securities of any series and this Subordinated Debt Securities Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee. The Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.


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


     The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Subordinated Debt Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of any obligation to maintain an office or agency in each Place of Payment (except as otherwise indicated in this Section) for Subordinated Debt Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     SECTION 10.03. Money for Payments to Be Held in Trust. If the Company shall at any time act as Paying Agent with respect to the Subordinated Debt Securities of any series, it will, on or before each due date for payment of the principal of (and premium, if any) or interest, if any, if any, on any of the Subordinated Debt Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Subordinated Debt Securities, it will, prior to each due date for payment of the principal of (and premium, if any) or interest, if any, on any Subordinated Debt Securities of that series deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or its failure so to act. The Company will cause each Paying Agent for any series of Subordinated Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Subordinated Debt Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Subordinated Debt Securities of that series) in the making of any payment, when due and payable, or principal of (and


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


     premium, if any) or interest, if any, on Subordinated Debt Securities of that series; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at the time, for the purpose of obtaining the satisfaction and discharge of this Subordinated Debt Securities Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Subordinated Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest, if any, have become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Subordinated Debt Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published at least once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Company.

     SECTION 10.04. Additional Amounts. Unless otherwise specified in any Board Resolution establishing the terms of Subordinated Debt Securities of a series in accordance with Section 3.01, all amounts of principal, and premium, if any, and interest, if any, on any series of Subordinated Debt Securities will be paid by the Company without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (the "Taxing Jurisdiction"), unless such deduction or withholding is required by law.


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


If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction, the Company will pay such additional amounts of, or in respect of, the principal amount of, premium, if any, and interest, if any, on any series of Subordinated Debt Securities ("Additional Amounts") as may be necessary in order that the net amounts paid to the Holders of Subordinated Debt Securities of the particular series, after such deduction or withholding, shall equal the respective amounts of principal, premium, if any, and interest, if any, which would have been payable in respect of such Subordinated Debt Securities had no such deduction or withholding been required; provided, however, that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that:

          (i) the Holder or the beneficial owner of the Subordinated Debt Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of a Subordinated Debt Security, or the collection of any payment of (or in respect of) principal of, premium, if any, or interest, if any, on any Subordinated Debt Security of the relevant series,

          (ii) except in the case of a winding-up of the Company in the United Kingdom, the relevant Subordinated Debt Security is presented (where presentation is required) for payment in the United Kingdom,

          (iii) the relevant Subordinated Debt Security is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting (where presentation is required) the same for payment at the close of such 30 day period, or

          (iv) the Holder or the beneficial owner of the relevant Subordinated Debt Security or the beneficial owner of any payment of (or in respect of) principal of, or interest, if any, on such Subordinated Debt Security failed to comply with a request of the Company or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any information requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative


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


     practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

          (v) the withholding or deduction is imposed on a payment to or for the benefit of an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the proposal for a European Union Directive presented by the European Union Commission on July 18, 2001 or any law implementing or complying with, or introduced in order to conform to, such directive;

          (vi) the relevant Subordinated Debt Security is presented (where presentation is required) for payment by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting (where presentation is required) the relevant Subordinated Debt Security to another paying agent in a Member State of the European Union; or

          (vii) any combination of subclauses (i) through (vi) above;

nor shall Additional Amounts be paid with respect to the principal of, and interest on, the Subordinated Debt Securities to any holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.

     Whenever in this Subordinated Debt Securities Indenture there is mentioned, in any context, the payment of the principal of (and premium, if any) or interest, if any, on, or in respect of, any Subordinated Debt Security of any series such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof where such express mention is not made.

     SECTION 10.05. Corporate Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.


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


     SECTION 10.06. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate in compliance with Section 314(a)(4) of the Trust Indenture Act.

     SECTION 10.07. Original Issue Document. The Company shall provide to the Trustee on a timely basis such information, if any, as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Subordinated Debt Securities relating to any original issue discount, including, without limitation, Form 1099-OID or any successor form.

                                   ARTICLE 11
                   REDEMPTION OF SUBORDINATED DEBT SECURITIES

     SECTION 11.01. Applicability of Article. Subordinated Debt Securities of any series shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Subordinated Debt Securities of any series) in accordance with this Article 11.

     SECTION 11.02. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Subordinated Debt Securities shall be evidenced by a Board Resolution. The Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Subordinated Debt Securities of such series to be redeemed and, if applicable, the tenor of the Subordinated Debt Securities to be redeemed. In the case of any redemption of Subordinated Debt Securities of any series prior to the expiration of any provision restricting such redemption provided in the terms of such Subordinated Debt Securities or elsewhere in this Subordinated Debt Securities Indenture, the Company shall furnish the Trustee with respect to such Subordinated Debt Securities with an Officer's Certificate evidencing compliance with or waiver of such provision.

     SECTION 11.03. Selection by Trustee of Subordinated Debt Securities to Be Redeemed. If less than all the Subordinated Debt Securities of any series are to be redeemed, the particular Subordinated Debt Securities to be redeemed shall be selected not more than 60 days nor less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Subordinated Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for registered


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


Subordinated Debt Securities of that series or any multiple thereof) of the principal amount of Subordinated Debt Securities of such series of a denomination larger than the minimum authorized denomination for Subordinated Debt Securities of that series.

     The Trustee shall promptly notify the Company in writing of the Subordinated Debt Securities selected for redemption and, in the case of any Subordinated Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Subordinated Debt Securities Indenture, unless the context otherwise requires, all provisions relating to the redemption of Subordinated Debt Securities shall relate in the case of any Subordinated Debt Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such registered Subordinated Debt Security which has been or is to be redeemed.

     SECTION 11.04. Notice of Redemption. Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Subordinated Debt Securities to be redeemed in the manner and to the extent provided in Section 1.06.

     All notices of redemption shall state:

          (a) the Redemption Date,

          (b) the Redemption Price,

          (c) if less than all the Outstanding Subordinated Debt Securities of any series are to be redeemed, the principal amount of the Subordinated Debt Securities to be redeemed,

          (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Subordinated Debt Security to be redeemed and, if applicable, that interest thereon will cease to accrue on or after the said date,

          (e) the place or places where such Subordinated Debt Securities are to be surrendered for payment of the Redemption Price, and

          (f) the CUSIP, Common Code and/or ISIN number or numbers, if any, with respect to such Subordinated Debt Securities.


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


     Notice of redemption of Subordinated Debt Securities to be redeemed at the selection of the Company shall be given by the Company or, at the Company's Request, by the Trustee in the name and at the expense of the Company.

     SECTION 11.05. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued but unpaid interest on, all the Subordinated Debt Securities which are to be redeemed on that date.

     SECTION 11.06. Subordinated Debt Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Subordinated Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Subordinated Debt Securities shall cease to accrue interest. Upon surrender of any such Subordinated Debt Security for redemption in accordance with said notice, such Subordinated Debt Security shall be paid by the Company at the Redemption Price, together with accrued but unpaid interest to the Redemption Date; provided, however, that with respect to any Subordinated Debt Securities in registered form, unless otherwise specified as contemplated by Section 3.01, a payment of interest which is payable on a Interest Payment Date which is the Redemption Date, shall be payable to the Holders of such Subordinated Debt Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Deferred Record Date according to the terms of the Subordinated Debt Securities and the provisions of Section 3.07.

     If any Subordinated Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the Subordinated Debt Security shall, until paid, continue to accrue interest from and after the Redemption Date in accordance with its terms and the provisions of Section 3.07.

     SECTION 11.07. Subordinated Debt Securities Redeemed in Part. Any Subordinated Debt Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, only in the case of Subordinated Debt Securities in registered form, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Subordinated Debt Security without


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


service charge, a new Subordinated Debt Security or Subordinated Debt Securities of the same series of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Subordinated Debt Security so surrendered.

     SECTION 11.08. Optional Redemption Due to Changes in Tax Treatment. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Subordinated Debt Securities, the Subordinated Debt Securities are redeemable, as a whole but not in part, at the option of the Company, on not less than 30 nor more than 60 days' notice, on any Interest Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such series of Subordinated Debt Securities to the date fixed for redemption (or, in the case of Discount Securities, the accreted face amount thereof, together with accrued interest, if any), if, at any time, the Company shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after a date included in the terms of such series of Subordinated Debt Securities pursuant to Section 3.01:

          (a) in making payment under the Subordinated Debt Securities in respect of principal or premium, if any, or interest, if any, it has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

          (b) the payment of interest on the next Interest Payment Date in respect of any of the Subordinated Debt Securities would be treated as "distributions" within the meaning of Section 209 of the Income and Corporation Taxes Act 1988 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

          (c) on the next Interest Payment Date the Company would not be entitled to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Company would be materially reduced).

     In any case where the Company shall determine that as a result of any change in the official application or interpretation of any laws or regulations it is entitled to redeem the Subordinated Debt Securities of any series, the Company shall be required to deliver to the Trustee prior to the giving of any notice of redemption a written legal opinion of independent United Kingdom counsel of


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


recognized standing (selected by the Company) in a form satisfactory to the Trustee confirming that the relevant change in the official application or interpretation of such laws or regulations has occurred and that the Company is entitled to exercise its right of redemption.

     SECTION 11.09. Optional Redemption Due to Issuance of Definitive Subordinated Debt Securities. Unless otherwise provided as contemplated by
Section 3.01 with respect to any series of Subordinated Debt Securities, each series of Subordinated Debt Securities shall be redeemable, as a whole but not in part, at the option of the Company, on not less than 30 nor more than 60 days' notice, on any Interest Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Subordinated Debt Securities to the date fixed for redemption (or, in the case of Discount Securities, the accreted face amount thereof, together with accrued interest, if any), if the Company shall be required pursuant to either Section 3.05(a)(i) or 3.05(a)(ii) to exchange the Global Securities of such series for definitive Subordinated Debt Securities and the Company is or would be required on the next succeeding Interest Payment Date to pay Additional Amounts with respect thereto. In any case where the Company shall determine that as a result of being required to issue definitive Subordinated Debt Securities it is entitled to redeem the Subordinated Debt Securities, the Company shall be required to deliver to the Trustee prior to the giving of any notice of redemption a written legal opinion of independent United Kingdom counsel of recognized standing (selected by the Company) in a form satisfactory to the Trustee confirming that the relevant change in the official application or interpretation of such laws or regulations has occurred and that the Company is entitled to exercise its right of redemption.

                                   ARTICLE 12
                 SUBORDINATION OF SUBORDINATED DEBT SECURITIES

     SECTION 12.01. Subordinated Debt Securities Subordinate to Claims of Senior Creditors.

     (a) Unless otherwise provided as contemplated by section 3.01 with respect to any series of Subordinated Debt Securities, the Company covenants and agrees, and each Holder of Subordinated Debt Securities of each series, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Twelve, the Subordinated Debt Securities of such series and the payment of the principal of, premium, if any and interest, if any, on each and all of the Subordinated Debt Securities of such series


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


are hereby expressly made in the event of a winding-up of the Company subordinate and subject in right of payment to the prior payment in full of all claims of the Senior Creditors.

     (b) The provisions of this Section shall apply only to the payment of principal, premium, if any, and interest, if any, in respect of the Subordinated Debt Securities of any series and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

     (c) The provisions of this Section shall not be applicable to any amounts of principal, premium, if any, and interest, if any, in respect of any of the Subordinated Debt Securities of any series for the payment of which funds have been deposited in trust with the Trustee or any Paying Agent or have been set aside by the Company in trust in accordance with the provisions of this Subordinated Debt Securities Indenture; provided, however, that at the time of such deposit or setting aside, and immediately thereafter, the foregoing provisions of this Section are complied with.

     SECTION 12.02. Provisions Solely to Define Relative Rights. The provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Subordinated Debt Securities of each series on the one hand and the Senior Creditors on the other hand. Nothing contained in this Article or elsewhere in this Subordinated Debt Securities Indenture or in such Subordinated Debt Securities is intended to or shall (a) impair, as among the Company and the Holders of the Subordinated Debt Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of such claims the principal of, premium, if any, and interest, if any, on such Subordinated Debt Securities as and when the same shall become due and payable in accordance with their terms and this Subordinated Debt Securities Indenture; or (b) affect the relative rights against the Company of the Holders of such Subordinated Debt Securities; or (c) prevent the Trustee or the Holder of any Subordinated Debt Securities of the series from exercising all remedies otherwise permitted by applicable law upon default under this Subordinated Debt Securities Indenture, subject to the rights, if any, under this Article of the Senior Creditors to receive cash, property or securities otherwise payable or deliverable to the Trustee or such holder.

     SECTION 12.03. Trustee to Effectuate Subordination. Each Holder of a Subordinated Debt Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination of the Subordinated Debt Securities provided in this

Article Twelve and appoints the Trustee his attorney-in-fact for any and all such purposes.

     SECTION 12.04. No Waiver of Subordination Provisions. No right of any present or future Senior Creditors to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such Senior Creditor or by any noncompliance by the Company with the terms, provisions and covenants of this Subordinated Debt Securities Indenture, regardless of any knowledge thereof any such Senior Creditor may have or be otherwise charged with.

     SECTION 12.05. Notice to Trustee. Upon the occurrence of any Event of Default or Default, the Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment when due to or by the Trustee in respect of the Subordinated Debt Securities of a series. Notwithstanding the provisions of this Article or any other provisions of this Subordinated Debt Securities Indenture but subject to the provisions of Section 12.01, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment when due to or by the Trustee in respect of such Subordinated Debt Securities unless and until the Trustee shall have received written notice thereof from the Company or a Senior Creditor or from any trustee therefor; and, prior to the receipt of any such written notice by a Responsible Officer of the Trustee, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of and any premium and interest, if any, on any Subordinated Debt Security), then, subject to the provisions of Section 12.01, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

     Subject to the provisions of Section 6.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Senior Creditor or a trustee therefor, to establish that such notice has been given by a Senior Creditor, or a trustee therefor. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a Senior Creditor to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of claims held by such

Person, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 12.06. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.01, the Holders of the Subordinated Debt Securities of the series shall be entitled to rely upon (i) any order or decree entered by any court in England or Scotland (but not elsewhere) in which such winding-up of the Company or similar case or proceeding, including a proceeding for the suspension of payments under English or Scottish law, is pending, or (ii) a certificate of the liquidator of the Company (the "Liquidator"), assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or the Holders of such Subordinated Debt Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the Senior Creditors and other claims against the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 12.

     SECTION 12.07. Trustee Not Fiduciary for Senior Creditors. The Trustee shall not be deemed to owe any fiduciary duty to the Senior Creditors and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Subordinated Debt Securities of the series or to the Company or to any other Person cash, property or securities to which any Senior Creditors shall be entitled by virtue of this Article or otherwise.

     SECTION 12.08. Rights of Trustee as Senior Creditor; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any claims of Senior Creditors which may at any time be held by it, to the same extent as any other Senior Creditor, and nothing in this Subordinated Debt Securities Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

     SECTION 12.09. Article Applicable to Paying Agents. At all times when a Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 12.08 shall not apply to the


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Company or any Affiliate of the Company if it or such Affiliate acts as Paying
Agent.

     SECTION 12.10. Exchanges Not Deemed Payment. For the purposes of this Article Twelve only, delivery of Dollar Preference Shares or Exchange Securities upon exchange of Subordinated Debt Securities in accordance with Article Thirteen, if applicable to a particular series of Subordinated Debt Securities, shall not be deemed to constitute a payment or distribution on account of the principal of Subordinated Debt Securities or on account of the purchase or other acquisition of Subordinated Debt Securities. Nothing contained in this Article or elsewhere in this Subordinated Debt Securities Indenture or in the Subordinated Debt Securities is intended to or shall impair, as among the Company, its creditors and the Holders of the Subordinated Debt Securities, the right, which if applicable to a particular series of Subordinated Debt Securities is absolute and unconditional, of the Company to exchange the Subordinated Debt Securities in accordance with Article Thirteen.

                                   ARTICLE 13
                    EXCHANGE OF SUBORDINATED DEBT SECURITIES

     SECTION 13.01. Applicability of Article. If specified pursuant to Section
3.01 for Subordinated Debt Securities of any series, the Subordinated Debt Securities of any series shall be convertible (conversion being referred to herein as "exchange") on any Interest Payment Date as a whole or in part, at the option of the Company, on the basis of the principal amount of each Subordinated Debt Security, into an equivalent amount in liquidation preference of the series of Dollar Preference Shares or Exchange Securities specified pursuant to Section 3.01 and (except as otherwise specified as contemplated by Section 3.01 for Subordinated Debt Securities of any series) in accordance with this Article 13.

     SECTION 13.02. Election to Exchange; Notice to Trustee. An election of the Company to exchange Subordinated Debt Securities shall be evidenced by an Officer's Certificate furnished to the Trustee stating that the Company is entitled to effect such exchange and setting forth a statement of facts demonstrating the same.

     SECTION 13.03. Notice of Exchange. Not less than 45 days nor more than 60 days prior to any date fixed for exchange of Subordinated Debt Securities of a series (the "Exchange Date"), the Company shall notify the Trustee in writing of its election to exchange the Subordinated Debt Securities of such series. The Trustee shall within 15 days after receipt of notice from the Company, but in no


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event less than 30 days nor more than 60 days prior to the Exchange Date, cause notice of such election to be (i) mailed to the Holder (if the address of such Holder is known to the Trustee) if the affected Subordinated Debt Securities are in global form, or (ii) mailed to each Holder of registered Subordinated Debt Securities of such series to be exchanged in accordance with Section 1.06.

     All notices of exchange shall state:

          (A) the Exchange Date;

          (B) that on the Exchange Date, the Subordinated Debt Securities to be exchanged will cease to exist for any purpose on or after such Exchange Date;

          (C) if less than all the Outstanding Subordinated Debt Securities of any series are to be exchanged, the identification of the particular Subordinated Debt Securities to be exchanged, which Subordinated Debt Securities shall be selected by the Trustee, from the Outstanding Subordinated Debt Securities of such series not previously called for exchange, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for exchange of portions (equal to the minimum authorized denomination for Subordinated Debt Securities of that series or any multiple thereof) of the principal amount of Subordinated Debt Securities of such series of a denomination larger than the minimum authorized denomination for Subordinated Debt Securities of that series; and

          (D) the place or places where such Subordinated Debt Securities are to be surrendered for exchange; and

          (E) the form in which the Company will issue the Dollar Preference Shares (if not as a single share warrant to bearer delivered to the ADR Depositary) or Exchange Securities.

     Notice of any exchange of Subordinated Debt Securities at the election of the Company shall be given by the Company or, pursuant to a Company Request by the Trustee, in the name of and at the expense of the Company.

     SECTION 13.04. Deposit of Interest. Prior to any Exchange Date, the Company shall deposit with the Trustee an amount of money sufficient to pay accrued interest, if any, to the Exchange Date on all Subordinated Debt Securities of such series.


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


     SECTION 13.05. Surrender of Subordinated Debt Securities. Any Subordinated Debt Security which is to be exchanged shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.02 not less than 10 days prior to the Exchange Date (with, only in the case of registered Subordinated Debt Securities and if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) accompanied by written notice specifying the Persons (i) in the case of Dollar Preference Shares, to whom ADRs should be issued by the ADR Depositary or, if the Company has notified the Trustee in accordance with Section 13.03 that it will issue Dollar Preference Shares in definitive form, any direction the Holder may wish to make as referred to in Section 13.06 or (ii) in the case of Exchange Securities, to whom such Exchange Securities are to be issued. The Trustee will inform the Company of all such notices and the Company will, if applicable, direct the ADR Depositary accordingly under the terms of the ADR Deposit Agreement. Subordinated Debt Securities surrendered for exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for delivery by it to the Company or, if delivered to the Trustee, shall be delivered by it to the Company.

     SECTION 13.06. Issuance of Dollar Preference Shares or Exchange Securities. On the Exchange Date with respect to Global Securities of a series, and on or prior to the Exchange Date with respect to definitive Subordinated Debt Securities of a series, in each case surrendered for exchange as provided in Section 13.05, the Company shall (i) in the case of Dollar Preference Shares, unless the Company shall have notified the Trustee otherwise in accordance with Section 13.03, deliver or procure the delivery of a single share warrant to bearer to the ADR Depositary representing all of the Dollar Preference Shares in respect of which such Subordinated Debt Securities are to be exchanged in accordance with the provisions of this Article Thirteen or (ii) in the case of Securities, deliver or procure the delivery of the Exchange Securities to the Trustee or to such other Person as may be specified pursuant to Section 3.01.

     In the event that the Company shall have notified the Trustee in accordance with Section 13.03 that it will not deliver or procure the delivery of a single share warrant to bearer in exchange for the Subordinated Debt Securities of a series surrendered for exchange as provided in Section 13.05, the Company shall, on or prior to the Exchange Date, with respect to definitive Subordinated Debt Securities, deliver or procure the delivery of individual certificates representing the Dollar Preference Shares (or the rights to receive such Dollar Preference Shares) of such series for which such Subordinated Debt Securities are to be exchanged in accordance with the provisions of this Article Thirteen, in the case of Dollar Preference Shares in registered form, to and registered in the names


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of the Holders of such Subordinated Debt Securities in definitive form as they appear on the Subordinated Debt Security Register or, at the direction of such Holder, in the name of the ADR Custodian for the account and benefit of the ADR Depositary who will issue ADRs evidencing ADSs representing the Dollar Preference Shares to such Holder and, in the case of Dollar Preference Shares in bearer form, to the bearer of the bearer Subordinated Debt Security in definitive form or, at the direction of such bearer, to the ADR Custodian for the account and benefit of the ADR Depositary who will issue ADRs evidencing ADSs representing Dollar Preference Shares to such Holder.

     Any exchange pursuant to this Section 13.06 shall be deemed to have been made immediately prior to the close of business in New York on the Exchange Date.

     SECTION 13.07. Effect of Exchange. Notice of exchange having been given as aforesaid, the Subordinated Debt Securities so to be exchanged shall on the Exchange Date cease to exist for any purpose. Upon surrender of any such Subordinated Debt Security for exchange in accordance with the said notice and this Article Thirteen, accrued interest, if any, on such Subordinated Debt Security to the Exchange Date shall be paid by the Company to the Holder surrendering such Subordinated Debt Security. Such payment shall be a condition to the exchange and no exchange shall occur unless such payments are made.

     On and after the Exchange Date for Subordinated Debt Securities of a particular series, each Subordinated Debt Security of the series to be exchanged, until surrendered shall be deemed to evidence rights to receive Dollar Preference Shares or Exchange Securities of the relevant series with a liquidation preference equivalent to the principal amount of such Subordinated Debt Security. Until a Holder has surrendered such Subordinated Debt Security upon such exchange, such Holder shall be entitled to receive dividends, payments or other distributions in respect of such Dollar Preference Shares or Exchange Securities and shall have the same rights with respect to, and shall be deemed to be the Holder of, such Dollar Preference Shares or Exchange Securities into which such Subordinated Debt Security was exchanged as if it had so surrendered such Subordinated Debt Security.

     SECTION 13.08. Validity of Dollar Preference Shares or Exchange Securities. The Company will take all corporate and other action which may be necessary in order that it may validly and legally issue Dollar Preference Shares or Exchange Securities upon each exchange of the Outstanding Subordinated Debt Securities. The Company covenants that the Dollar Preference Shares or Exchange Securities will when issued upon such exchange be duly authorized and validly issued, fully paid and not subject to calls for further funds.


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


     SECTION 13.09. Legal and Regulatory Compliance. Notwithstanding any provision of this Subordinated Debt Securities Indenture to the contrary, the right of the Company to cause any exchange of Subordinated Debt Securities of a series for Dollar Preference Shares or Exchange Securities on any proposed Exchange Date shall be subject to the fulfillment of the following conditions with respect to such Subordinated Debt Securities:

          (a) as of such Exchange Date, there is no accrued but unpaid interest (including amounts paid on the Exchange Date);

          (b) as of such Exchange Date, no Default or Event of Default shall have occurred and be continuing with respect to the particular series of Subordinated Debt Securities;

          (c) as of such Exchange Date, there has not been, in any one instance or in the aggregate, an adverse effect on the rights, powers, privileges, validity or enforceability of the Dollar Preference Shares or Exchange Securities;

          (d) the Dollar Preference Shares to be issued on such Exchange Date shall be duly authorized and reserved for issuance upon such exchange and, when issued upon such exchange, will be fully paid and not subject to calls for further funds;

          (e) no consents, authorizations, approvals or exemptions, except in each case such as shall have been obtained, will be required prior to such Exchange Date for the issuance and delivery of the Dollar Preference Shares or Exchange Securities to be issued upon such exchange;

          (f) the issuance and delivery of the Dollar Preference Shares or Exchange Securities to be issued on such Exchange Date shall not violate
     (x) the Articles of Association of the Company or (y) any law, rule or regulation applicable to the Company; and

          (g) there shall not have occurred any change in law in Scotland or in the jurisdiction of the governing law of any Exchange Securities, or any amendment of the Articles of Association of the Company, prior to such Exchange Date, materially and adversely affecting the rights and privileges attached to the Dollar Preference Shares or Exchange Securities (including, without limitation, the rights of the holders thereof in the event of a bankruptcy or other similar proceeding with respect to the Company) or such holders' access to the courts of the United Kingdom and other applicable governmental authorities to enforce such rights.


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


     SECTION 13.10. Taxes and Charges. The issuance or delivery of Dollar Preference Shares or Exchange Securities upon exchange of Subordinated Debt Securities pursuant to this Article Thirteen shall be made without charge to the exchanging Holder of Subordinated Debt Securities for such Dollar Preference Shares or Exchange Securities or for any tax or other governmental charge (other than income or capital gains taxes) in respect of the issuance or delivery of such Dollar Preference Shares or Exchange Securities; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of (i) issuance or delivery of Dollar Preference Shares or Exchange Securities to any Person who is or is a nominee or agent for a Person whose business is or includes the provision of clearance services within the meaning of Section 96 or Section 70 of the Finance Act 1986 or whose business is or includes issuing depositary receipts within the meaning of Section 93 or Section 67 of the Finance Act 1986, other than the ADR Depositary or ADR Custodian, all such Persons (other than the ADR Depositary and the ADR Custodian) being "Excepted Persons" or (ii) a transfer involved in the issuance and delivery of any such Dollar Preference Share or Exchange Securities to any Person other than any Holder (not being an Excepted Person) of the Subordinated Debt Security to be exchanged, or in the case of Global Securities, the ADR Depositary or the ADR Custodian, and the Company shall not be required to issue or deliver or procure the delivery of such Dollar Preference Shares or Exchange Securities unless and until the Person requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid.

     SECTION 13.11. Trustee Not Liable. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Dollar Preference Shares or Exchange Securities which may be issued or delivered upon the exchange of any Subordinated Debt Security pursuant to this Article Thirteen, and makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver or procure the delivery of any Dollar Preference Shares or Exchange Securities upon the surrender of any Subordinated Debt Security for the purpose of exchange pursuant to this Article Thirteen or to comply with any of the covenants of the Company or conditions contained in this Article Thirteen.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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     IN WITNESS WHEREOF, the Company and the Trustee have caused this
Subordinated Debt Securities Indenture to be duly executed, all as of the day and year first above written.

                                   THE ROYAL BANK OF SCOTLAND
                                   GROUP plc


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    THE BANK OF NEW YORK


                                    --------------------------------------------
                                     Name:
                                     Title:


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